      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2008.

                                                            FILE NOS. 333-118218

                                                                       811-08369
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.                             [  ]

        Post-Effective Amendment No. 12                         [X]

                                     and/or

                             REGISTRATION STATEMENT
                              UNDER THE INVESTMENT
                              COMPANY ACT OF 1940

             Amendment No. 13                                   [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                             ---------------------

                        FS VARIABLE ANNUITY ACCOUNT FIVE
                           (Exact Name of Registrant)

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)

                                 70 PINE STREET
                            NEW YORK, NEW YORK 10270
             (Address of Depositor's Principal Offices) (Zip Code)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 996-9786

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)

                                 70 PINE STREET
                               NEW YORK, NY 10270
             (Address of Guarantor's Principal Offices) (Zip Code)

       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000

                            MALLARY L. REZNIK, ESQ.
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       C/O AIG RETIREMENT SERVICES, INC.
                              1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2008 if applicable pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

Title of Securities Being Registered: (i) Units of interest in FS Variable Annuity Account Five of First SunAmerica Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

Registrant does not intend for this Post-Effective Amendment No. 12 and Amendment No. 13 to delete from this Registration Statement, any document included in the Registration Statement but not filed herein including any currently effective Prospectus, Statement of Additional Information or supplements thereto.
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                        FS VARIABLE ANNUITY ACCOUNT FIVE

                              PART A -- PROSPECTUS

Incorporated by reference to the Prospectus as filed under Form N-4, Post-Effective Amendment No. 11 under the Securities Act of 1933 and Amendment No. 12 under the Investment Company Act of 1940, File Nos. 333-118218 and 811-08369, filed on July 26, 2008, Accession No. 0000950137-07-010632.


Supplement(s) dated April 30, 2008 to the Prospectus are included in Part A of this Post-Effective Amendment No. 12 under the Securities Act of 1933 and Amendment No. 13 under the Investment Company Act of 1940, File Nos. 333-118218 and 811-08369.

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER
IN FORM N-4                                                                             CAPTION
-----------                                                                             -------
15.          Cover Page................................................  Cover Page
16.          Table of Contents.........................................  Table of Contents
17.          General Information and History...........................  The Seasons Triple Elite/Seasons Elite
                                                                         Variable Annuity (P);
                                                                         Separate Account; General Account (P);
                                                                         Investment Options (P);
                                                                         Other Information (P)
18.          Services..................................................  Other Information (P)
19.          Purchase of Securities Being Offered......................  Purchasing a Seasons Triple Elite/
                                                                         Seasons Elite Variable Annuity (P)
20.          Underwriters..............................................  Distribution of Contracts
21.          Calculation of Performance Data...........................  Performance Data
22.          Annuity Payments..........................................  Annuity Income Options (P);
                                                                         Income Payments; Annuity Unit Values
23.          Financial Statements......................................  Depositor: Other Information (P);
                                                                         Financial Statements; Registrant:
                                                                         Financial Statements


                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                        FS VARIABLE ANNUITY ACCOUNT FIVE
                   SUPPLEMENT TO THE SEASONS ELITE PROSPECTUS
                               DATED JULY 30, 2007
--------------------------------------------------------------------------------

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO APRIL 30, 2008.

EFFECTIVE MAY 1, 2008, THE FOLLOWING VARIABLE PORTFOLIOS AND MANAGERS ARE HEREBY ADDED TO THE FIRST PAGE OF THE PROSPECTUS:

This variable annuity contract has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Accounts. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity Variable Insurance Products, T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies identified below are all part of the Seasons Series Trust.

                               PREMIER PORTFOLIOS

                                          MANAGED BY:
American Funds Global Growth SAST     Capital Research and Management Company(1)
American Funds Growth SAST            Capital Research and Management Company(1)
American Funds Growth-Income SAST     Capital Research and Management Company(1)
Fidelity VIP Contrafund(R)            Fidelity Management and Research Company
Fidelity VIP Equity Income            Fidelity Management and Research Company
Fidelity VIP Investment Grade Bond    Fidelity Management and Research Company
Fidelity VIP Mid Cap                  Fidelity Management and Research Company
Fidelity VIP Overseas                 Fidelity Management and Research Company
T. Rowe Price Blue Chip Growth II     T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income II        T. Rowe Price Associates, Inc.

(1) Capital Research and Management Company manages the corresponding Master Fund (defined below) in which the Underlying Fund invests.

THE FOLLOWING DEFINITIONS ARE ADDED TO THE "GLOSSARY" OF THE PROSPECTUS:

FEEDER FUNDS-American Funds Global Growth SAST, American Funds Growth SAST, and American Funds Growth-Income SAST Variable Portfolios. Each Feeder Fund invests exclusively in shares of corresponding Master Fund.

MASTER FUNDS-Funds of the American Funds Insurance Series in which the Feeder Funds invest.

TRUSTS-Collectively refers to the Seasons Series Trust, SunAmerica Series Trust, Fidelity Variable Insurance Products Trust, T. Rowe Price Equity Series, Inc.

VARIABLE PORTFOLIO(S)-Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc.

THE FOLLOWING REPLACES THE UNDERLYING FUND EXPENSES AND MAXIMUM AND MININUM EXPENSE EXAMPLES SECTIONS OF THE PROSPECTUS:

UNDERLYING FUND EXPENSES (AS OF DECEMBER 31, 2007)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


                                                  MINIMUM            MAXIMUM            MAXIMUM
                                                 (BEFORE ANY       (BEFORE ANY        (AFTER ANY
                                                 WAIVERS OR         WAIVERS OR         WAIVERS OR
                                                REIMBURSEMENTS)   REIMBURSEMENTS)   REIMBURSEMENTS)(1)
                                                ---------------   ---------------   ----------------
TOTAL ANNUAL UNDERLYING FUND EXPENSES
(expenses that are deducted from Trust
assets, including management fees,
12b-1 fees, if applicable, and
other expenses).................                    0.68%              1.95%             1.25%



(1) AIG SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a Feeder Fund. This fee waiver will continue as long as the Portfolio is part of a Master-Feeder Fund structure unless the Board approves a change in or elimination of the waiver.

                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the contract, with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and that you incur the maximum and minimum fees and expenses of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:


MAXIMUM EXPENSE EXAMPLES

(assuming maximum separate account annual expenses of 1.75% (including the optional enhanced death benefit), the optional MarketLock for Two feature (0.80%) and investment in an Underlying Fund with total expenses of 1.95%.)

     (1) If you surrender your contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ======================================================================
          $1,156          $1,974           $2,301            $4,654
          ======================================================================

     (2) If you do not surrender or annuitize your contract at the end of the applicable time period:(4)

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ======================================================================
          $456            $1,374           $2,301            $4,654
          ======================================================================


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55%, no election of optional features and investment in an Underlying Fund with total expenses of 0.68%.)

     (1) If you surrender your contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ======================================================================
            $931          $1,312           $1,220            $2,615
          ======================================================================

     (2) If you do not surrender or annuitize your contract at the end of the applicable time period:4

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ======================================================================
          $231            $712             $1,220           $2,615
          ======================================================================


THE FOLLOWING IS ADDED TO THE INVESTMENT OPTIONS SECTION OF THE PROSPECTUS:

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and non-affiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

FIDELITY VARIABLE INSURANCE PRODUCTS - SERVICE CLASS 2

The following Variable Portfolios are part of the Fidelity Variable Insurance Products Trust: Fidelity VIP Equity Income, Fidelity VIP Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment advisor for these funds.

SEASONS SERIES TRUST - CLASS 3 SHARES

The Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

SUNAMERICA SERIES TRUST - CLASS 3 SHARES

The following Variable Portfolios are part of SunAmerica Series Trust: American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment adviser of the Master Funds in which the Feeder Funds invest. AIG SAAMCo manages the Feeder Funds.

Unlike other Underlying Funds, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund of American Funds insurance Series ("AFIS"), which invests directly in individual securities. Each Master Fund is advised by Capital Research and Management Company; each Feeder Fund is advised by AIG SAAMCo. Because each Feeder Fund invests all its assets in a Master Fund, the feeder Funds do not pay investment management fees to their investment adviser, AIG SAAMCo.

Under the Master -Feeder structure, you pay the fees and expenses of both the Feeder Fund and the Master Fund, which include a 12b-1 fee of 0.25% of the average daily net asset value allocated to the Feeder Funds. As a result, you will pay higher fees and expenses under a Master-Feeder structure than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. You should know that we offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses that he Master-Feeder Funds.

Each Feeder Fund may withdraw all it assets from a Master Fund if the Board of Directors ("Board") of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so. If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved AIG SAAMCo as investment adviser to the Feeder Fund, AIG SAAMCo would be fully compensated for its portfolio management services. See the SunAmerica Series Trust prospectus and the Statement of Additional Information for this product for more information about the Master-Feeder structure.

T. ROWE PRICE EQUITY SERIES, INC. - CLASS 2

The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income
II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.

THE FOLLOWING PREMIER PORTFOLIOS SECTION IS ADDED TO THE INVESTMENT OPTIONS SECTION OF THE PROSPECTUS:

PREMIER PORTFOLIOS

The premier Portfolios reflect the investment expertise of a single investment manager and offer a broad range of investment categories.

THE FOLLOWING STRATEGIC ALLOCATION PROGRAM SECTION IS ADDED TO THE PROSPECTUS:

STRATEGIC ALLOCATION PROGRAM

PROGRAM DESCRIPTION

The Strategic Allocation Program may be offered to you at no additional cost to assist in diversifying your investment across various asset classes. The Strategic Allocation Program allows you to choose from one of the four Strategic Allocations designed to assist in meeting your stated investment goals.

Each of the Strategic Allocations allocate 33% of your investment in a STRATEGIC MODEL and the remaining 67% in a SEASONS MANAGED ALLOCATION PORTFOLIO to attempt to match a stated investment time horizon and risk tolerance (the "Primary Allocation"). Each Strategic Model is comprised of a combination of Variable Portfolios (the "Secondary Allocation"). The 33% of your investment allocated to the Strategic Model is considered "static" because the composition of the Strategic Model will not be changed by us and is not actively managed. However, the 67% of your investment allocated to the Seasons Managed Allocation Portfolio is considered "active" because each Seasons Managed Allocation Portfolio is a Variable Portfolio that an investment adviser continuously manages in order to maintain the investment objective of the Seasons Managed Allocation Portfolio. For more information on the Seasons Managed Allocation Portfolio, see SEASONS MANAGED ALLOCATION PORTFOLIOS above.

ENROLLING AND INVESTING IN THE STRATEGIC ALLOCATION PROGRAM

You may enroll in the Strategic Allocation Program by selecting a Strategic Allocation on the contract application form. You and your financial representative should determine the Strategic Allocation most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may request to discontinue the use of a Strategic Allocation by sending a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into a Strategic Allocation through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one Strategic Allocation at a time and participation in the Strategic Allocation Program requires that you invest 100% of your initial Purchase Payment and subsequent Purchase Payment(s) in a Strategic Allocation. If you attempt to split your investment in one or more Strategic Allocations, your investment may no longer be consistent with the Strategic Allocations' intended objectives. Additionally, if you invest in any Variable Portfolios in addition to investing in a Strategic Allocation, such an investment may no longer be consistent with the Strategic Allocation's intended objectives.

You can transfer 100% of your investment from one Strategic Allocation to a different Strategic Allocation at any time.

You must enroll in the Strategic Allocation Program or a Seasons Managed Allocation Portfolio if you elect certain optional living benefits. Please see Optional Living Benefits below.

WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the Variable Portfolios in the Strategic Allocation unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Strategic Allocation, your investment may no longer be consistent with the Strategic Allocation's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

REBALANCING

You can elect to have your investment in the Strategic Allocations rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the Strategic Allocation you selected. If you make such an election to rebalance, both the Primary Allocation and the Secondary Allocation will be rebalanced. Over time, the Strategic Allocation may no longer align with its original investment objective due to the effects of Variable Portfolio performance, changes in the Variable Portfolios, and the ever-changing investment markets. Therefore, if you do not elect to have your investment in the Strategic Allocation rebalanced at least annually, then your investment may no longer be consistent with the Strategic Allocation's intended objectives.

IMPORTANT INFORMATION ABOUT THE STRATEGIC ALLOCATION PROGRAM

The Strategic Allocation Program is not intended as ongoing or personalized advice about investing in the Variable Portfolios. We do not provide investment advice regarding whether a Strategic Allocation should be selected or rebalanced or whether it remains appropriate for any individual to invest in accordance with any particular Strategic Allocation as your investment needs change.

The Strategic Allocation Program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Strategic Allocations may have been built. Also, allocation to a single asset class may outperform a Strategic Allocation, so that you could have better investment returns investing in a single asset class than in a Strategic Allocation. However, such a strategy may involve a greater degree of risk because of the concentration of similar securities in a single asset class. Further, there can be no assurance that any Variable Portfolio chosen for a particular Strategic Allocation will perform well or that its performance will closely reflect that of the asset class it is designed to represent.

The Strategic Allocations represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the Strategic Allocations meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Strategic Allocations can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE STRATEGIC ALLOCATION PROGRAM AT ANY TIME.

STRATEGIC ALLOCATIONS

                                                                                      STRATEGIC
                                             STRATEGIC            STRATEGIC          ALLOCATION              STRATEGIC
                                             ALLOCATION           ALLOCATION          MODERATE              ALLOCATION
      VARIABLE PORTFOLIOS                     BALANCED              MODERATE            GROWTH                 GROWTH
      -------------------                    ----------           ----------         -----------            ----------
Allocation Balanced                           67.00%                0.00%               0.00%                  0.00%
Allocation Growth                              0.00%                0.00%               0.00%                 67.00%
Allocation Moderate                            0.00%                67.00%              0.00%                  0.00%
Allocation Moderate Growth                     0.00%                0.00%              67.00%                  0.00%
American Funds Global Growth SAST              1.98%                2.64%               3.30%                  4.29%
American Funds Growth SAST                     0.66%                0.99%               1.32%                  1.98%
American Funds Growth-Income SAST              1.32%                1.65%               1.98%                  2.64%
Fidelity VIP Contrafund(R)                     0.99%                1.32%               1.98%                  2.64%
Fidelity VIP Equity Income                     2.64%                3.30%               3.96%                  3.96%
Fidelity VIP Investment Grade Bond            15.51%                10.56%              5.28%                  0.66%
Fidelity VIP Mid Cap                           5.28%                5.61%               5.94%                  6.60%
Fidelity VIP Overseas                          1.98%                2.97%               4.29%                  4.95%
T. Rowe Price Blue Chip Growth II              0.00%                0.66%               0.99%                  1.32%
T. Rowe Price Equity Income II                 2.64%                3.30%               3.96%                  3.96%
   Total                                      100.00%              100.00%             100.00%                100.00%

The Strategic Allocations and their respective investment allocations amongst the Variable Portfolios listed above are current as of the date of this prospectus. The investments in each Strategic Allocation are reallocated annually on or about May 1 for new contracts. Once you invest in a Strategic Model, the percentages of your contract value allocated to each Variable Portfolio within the Strategic Model will not be changed by us. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Strategic Allocation in line with your investment goals.

THE FOLLOWING REPLACES THE 12B-1 FEES SECTION IN THE "EXPENSES" SECTION OF THE
PROSPECTUS:

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Fidelity Variable Insurance Products, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series,

Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

THE FOLLOWING SECTIONS ARE REPLACED LOCATED IN THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS:

PAYMENTS WE RECEIVE

We may directly or indirectly receive revenue sharing payments from the Trust's investment adviser and/or subadvisers (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that make such payments to us. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We generally receive three kinds of payments described below.

RULE 12B-1 FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets of the Underlying Funds, including the Feeder Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.50% annually that are generally based on assets under management from the certain Trusts' investment adviser, subadvisers and/or distributors (or affiliates thereof), related to the availability of the Underlying Funds in the contract. These payments are paid voluntarily and may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on their investment. Certain Trust's investment advisers, subadvisers and/or distributors (or affiliates thereof) pay us more than others. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisers, subadvisers (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts may provide such managers access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the manager participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment adviser, subadvisers (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. The Statement of Additional Insurance contains more information regarding these arrangements.

GUARANTEE OF INSURANCE OBLIGATIONS

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

THE FOLLOWING REPLACES THE SECOND AND THIRD PARAGRAPHS UNDER THE SUBHEADING "WHERE YOU CAN FIND MORE INFORMATION" LOCATED IN THE "FINANCIAL STATEMENTS" SECTION OF THE PROSPECTUS:

The consolidated financial statements and financial statement schedules incorporated in this prospectus by reference to AIG's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC  20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL  60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281




Dated: April 30, 2008



                Please keep this supplement with your Prospectus

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
                        FS VARIABLE ANNUITY ACCOUNT FIVE
                SUPPLEMENT TO THE SEASONS TRIPLE ELITE PROSPECTUS
                               DATED JULY 30, 2007
--------------------------------------------------------------------------------
THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION IS HEREBY CHANGED TO APRIL 30, 2008.

THE FOLLOWING PARAGRAPHS ARE ADDED TO THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS

The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. The Statement of Additional Insurance contains more information regarding these arrangements.

GUARANTEE OF INSURANCE OBLIGATIONS

As of January 31, 2008 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

THE FOLLOWING REPLACES THE SECOND AND THIRD PARAGRAPHS UNDER THE SUBHEADING "WHERE YOU CAN FIND MORE INFORMATION" LOCATED IN THE "FINANCIAL STATEMENTS" SECTION OF THE PROSPECTUS:

The consolidated financial statements and financial statement schedules incorporated in this prospectus by reference to AIG's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC  20549



CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL  60604
NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY  10281



Dated: April 30, 2008



                Please keep this supplement with your Prospectus

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================

             FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY

                        FS VARIABLE ANNUITY ACCOUNT FIVE

           Seasons Triple Elite and Seasons Elite Variable Annuities

               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY


This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 30, 2008, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 99NY-SUN or writing us at:



    First SunAmerica Life Insurance Company
    Annuity Service Center
    P.O. Box 54299
    Los Angeles, California 90054-0299


THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 2008.

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                                TABLE OF CONTENTS
================================================================================

Separate Account .....................................................    3

General Account ......................................................    4

Support Agreement Between the Company and AIG ........................    4

Master-Feeder Structure ..............................................    5

Performance Data .....................................................    6

Annuity Income Payments ..............................................    9

Annuity Unit Values ..................................................    9

MarketLock Feature for Contracts Issued Before May 1, 2006 for
   Seasons Triple Elite Contracts.....................................   12

Maximum Annual Withdrawal Percentage for Age of Covered Person
   Applicable to the Optional MarketLock For Life Plus Feature for
   Contracts Issued Before July 30, 2007 for Seasons Elite Contracts..   19

Death Benefit Options for Contracts Issued Before May 1, 2007 for
   Seasons Elite Contracts ...........................................   20

Death Benefits Following Spousal Continuation for Contracts Issued
   Before May 1, 2007 for Seasons Elite Contracts.....................   21

Taxes ................................................................   23

Broker-Dealer Firms Receiving Revenue Sharing Payments................   33

Distribution of Contracts ............................................   34

Financial Statements .................................................   34

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                                SEPARATE ACCOUNT
================================================================================

FS Variable Annuity Account Five ("Separate Account") was originally established by First SunAmerica Life Insurance Company (the "Company") on August 1, 1997 pursuant to the provisions of New York law, as a segregated asset account of the Company. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management. The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Strategies and Seasons Managed Allocation Portfolios ("Variable Portfolio(s)"), with the assets of each Variable Portfolio invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

================================================================================
                         AMERICAN HOME ASSURANCE COMPANY
================================================================================


All references in this SAI to American Home Assurance Company ("American Home") apply only to contracts with a date of issue of January 31, 2008 or earlier.


American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG").


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                                 GENERAL ACCOUNT
================================================================================

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available Fixed Account options and/or available DCA Fixed Account(s) available in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


Support Agreement Between the Company and AIG

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, AIG SunAmerica Asset Management Corp. ("AIG SAAMCo") does not provide any portfolio management services for the Feeder Funds. AIG SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, AIG SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

AIG SAAMCo has contractually agreed to waive 0.60% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Portfolio ceases to operate as a "feeder fund," AIG SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

     - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, AIG SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, AIG SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master
       Fund); and

     - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

================================================================================
                                PERFORMANCE DATA
================================================================================

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolio is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding underlying funds of Seasons Series Trust, ("Trust") modified to reflect the charges and expenses as if the contract had been in existence since the inception date of the Trust's underlying fund. Further, returns shown are for the original class of shares of the Trust, adjusted to reflect the fees and charges for the newer class of shares (for Class 3) until performance for the newer class becomes available. However, the actual shares purchased under this contract are Class 3 of the Trust. Returns of the newer class will be lower than those of the original class since the newer class of shares is subject to service fees of 0.25% for the Trust. The inception date of the Class 3 shares in Seasons Series Trust is November 17, 2003. In some cases a particular Variable Portfolio may have been available in another contract funded through this Separate Account. If the Variable Portfolio was incepted in this Separate Account prior to the offering of this contract, we report standardized contract performance adjusted for the fees and charges on this contract. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on underlying Trusts' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding underlying funds of the Trust adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trust has served since its inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

Performance data for the various Variable Portfolios are computed in the manner described below.

Cash Management Portfolio

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

    Base Period Return = (EV - SV - CMF)/(SV)

    where:

    SV  = value of one Accumulation Unit at the start of a 7 day period

    EV  = value of one Accumulation Unit at the end of the 7 day period

    CMF = an allocated portion of the $30 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the Select Portfolios, Focused Portfolios and/or Strategies and the general account so that each Select Portfolio's, Focused Portfolio's and/or Strategy's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that Select Portfolio, Focused Portfolio and/or Strategy. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

    Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1)365/7 - 1]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                       P (1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        E = Payment Enhancement Rate

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the Portfolios and Strategies available in this contract reflect total returns using the method of computation discussed below:

     -    Using the three year surrender charge schedule available on contracts.

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                            ANNUITY INCOME PAYMENTS
================================================================================

Initial Monthly Annuity Income Payment


The initial annuity income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.


Subsequent Monthly Payments

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

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                               ANNUITY UNIT VALUES
================================================================================

The value of an Annuity Unit is determined independently for each Select Portfolio, Focused Portfolio and Strategy. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Select Portfolio, Focused Portfolio or Strategy exceeds 3.5%, variable annuity payments derived from allocations to that Select Portfolio, Focused Portfolio or Strategy will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Select Portfolios, Focused Portfolios and/or Strategies elected, and the amount of each annuity income payment will vary accordingly. For each Select Portfolio, Focused Portfolio and/or Strategy, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

Net Investment Factor

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Select Portfolio, Focused Portfolio or Strategy from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Select Portfolio, Focused Portfolio or Strategy for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of that month, and
(b) is the Accumulation Unit value of the Select Portfolio, Focused Portfolio or Strategy determined as of the end of the preceding month.

The NIF for a Select Portfolio, Focused Portfolio or Strategy for a given month is a measure of the net investment performance of the Select Portfolio, Focused Portfolio or Strategy from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the Select Portfolio, Focused Portfolio or Strategy invests; it is also reduced by Separate Account asset charges.

Illustrative Example

Assume that one share of a given Select Portfolio, Focused Portfolio or Strategy had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                       NIF = ($11.46/$11.44) = 1.00174825

The change in Annuity Unit value for a Select Portfolio, Focused Portfolio or Strategy from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Select Portfolio, Focused Portfolio or Strategy for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Select Portfolio, Focused Portfolio or Strategy (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Select Portfolio, Focused Portfolio or Strategy was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

Variable Annuity Income Payments

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Select Portfolio, Focused Portfolio or Strategy. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31).
Assume also that the Annuity

Unit value for the Select Portfolio, Focused Portfolio or Strategy on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from annuity rate tables, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $4.79 (Option 4 tables, male Annuitant age 60 at the Annuity Date annuitizing in 2010) by the result of dividing P's account value by $1,000:

             First Payment = $4.79 x ($116,412.31/$1,000) = $557.61

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $557.61/$13.256932 = 42.062143

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 42.062143 x $13.327695 = $560.59

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Select Portfolio, Focused Portfolio or Strategy on the Annuity Date and thus reflects the investment performance of the Select Portfolio, Focused Portfolio or Strategy net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Select Portfolio, Focused Portfolio or Strategy). The net investment performance of the Select Portfolio, Focused Portfolio or Strategy during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

Additional Provisions

We will require proof of age and sex of the Annuitant before making any life annuity income payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity income payments have begun, any underpayment that may have been made will be paid in full with the next annuity income payment, including interest at the minimum annual rate of 3%. Any overpayments, including interest at the minimum annual rate of 3%, unless repaid to us in one sum, will be deducted from future annuity income payments until we are repaid in full.

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

We will give the payee under an annuity income payment option a settlement contract for the payment option.

You may assign the contract prior to the Annuity Date. You must send a dated and signed written request to our Administrative Office accompanied by a duly executed copy of any assignment. We are not responsible for the validity of any assignment.

MARKETLOCK OPTIONAL LIVING BENEFIT FOR CONTRACTS ISSUED BEFORE MAY 1, 2006 FOR SEASONS TRIPLE ELITE CONTRACTS*

* You may have purchased your contract through a broker-dealer in which the MarketLock feature described below was issued before May 1, 2006. Please read your contract for specific details regarding the MarketLock feature you purchased.

MARKETLOCK

What is MarketLock?

MarketLock is an optional living benefit features designed to help you create a guaranteed income stream. You may elect MarketLock, for which you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. MarketLock has rules and restrictions that are discussed more fully below.

MarketLock provides a guaranteed minimum withdrawal amount generally based on the greater of the highest or maximum anniversary value ("MAV") that occurs during the MAV Evaluation Period (defined below) or the Purchase Payments made in the first two years, adjusted for withdrawals during that period.

How and when can I elect MarketLock?

You may only elect the feature at the time of contract issue. You may not change the option after election. Please refer to the MarketLock section below for the age limitations associated with this feature.

MarketLock may be cancelled only as of the 5(th), 10(th), and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.

MarketLock cannot be elected if you elect the other optional living benefits. MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What is the MarketLock option?

MarketLock provides a guarantee that the highest Anniversary Value during the relevant MAV Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. You may only elect MarketLock if you are age 75 or younger on the contract issue date. The table below is a summary of MarketLock option we are currently offering.

MARKETLOCK SUMMARY:

                                                    MAXIMUM
                                       MINIMUM       ANNUAL
                           MAXIMUM    WITHDRAWAL   WITHDRAWAL
                            ANNUAL      PERIOD       AMOUNT
                          WITHDRAWAL   PRIOR TO    PERCENTAGE
                           AMOUNT*       ANY      IF EXTENSION
TIME OF FIRST WITHDRAWAL  PERCENTAGE  EXTENSION    IS ELECTED
--------------------------------------------------------------
 Before 5(th) Benefit        5%       20 years        5%
    Year anniversary
--------------------------------------------------------------
  On or after 5(th)          7%         14.28         7%
      Benefit Year                      years
      anniversary
--------------------------------------------------------------
  On or after 10(th)         10%      10 years        7%
      Benefit Year
      anniversary
--------------------------------------------------------------
  On or after 20(th)         10%      10 years        10%
      Benefit Year
      anniversary
--------------------------------------------------------------

* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see Important Information section below.

How are the components for MarketLock calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.

Second, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.

Third, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.

Fourth, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.

On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV Evaluation Period.

At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age [85] or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.

Further effects of withdrawals on the above components are described below in the section entitled WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

What is the fee for MarketLock?

The fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from your contract value, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE:

     Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

     CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

EFFECT OF WITHDRAWALS OF CONTRACT VALUE ON MINIMUM WITHDRAWAL PERIOD

-----------------------------------------------------------
  AMOUNT WITHDRAWN
 IN A CONTRACT YEAR     EFFECT ON MINIMUM WITHDRAWAL PERIOD
-----------------------------------------------------------

  Amounts up to the     New Minimum Withdrawal Period = the
  Maximum Annual        MAV Benefit Base on the anniversary
  Withdrawal Amount     date after any withdrawals on that
                        anniversary, divided by the current
                        Maximum Annual Withdrawal Amount
-----------------------------------------------------------
  Amounts in excess     New Minimum Withdrawal Period = the
  of the Maximum        Minimum Withdrawal Period at the
  Annual Withdrawal     prior contract anniversary minus
  Amount                one year
-----------------------------------------------------------

THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF
WITHDRAWALS.

What happens if my contract value is reduced to zero?

If the contract value is zero but the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     2. the current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base or MAV Benefit Base, as applicable, equals zero; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base or the Stepped-Up Benefit Base, as applicable, is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can MarketLock be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary. If you elect MarketLock the feature may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base or the MAV Benefit Base, as applicable, by 50% or more.

Important Information about MarketLock

MarketLock is designed to offer protection of your initial investment in the event of a significant market downturn. MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. MarketLock does not guarantee a withdrawal of any subsequent Purchase Payments made after the 2nd contract anniversary following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

================================================================================
         MAXIMUM ANNUAL WITHDRAWAL PERCENTAGE FOR AGE OF COVERED PERSON
        APPLICABLE TO THE OPTIONAL MARKETLOCK FOR LIFE PLUS FEATURE FOR
       CONTRACTS ISSUED BEFORE JULY 30, 2007 FOR SEASONS ELITE CONTRACTS
================================================================================


If you purchased your contract before July 30, 2007, the age range for determining the Maximum Annual Withdrawal Percentage applicable to the MarketLock For Life Plus feature is as follows:


One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

---------------------------------------------------------------- ---------------
                                                                     Maximum
                                                                      Annual
                                                                    Withdrawal
   Age of the Covered Person at Time of First Withdrawal           Percentage *
---------------------------------------------------------------- ---------------
           At least age 50 but less than age 65                         4%
---------------------------------------------------------------- ---------------
           At least age 65 but less than age 76                         5%
---------------------------------------------------------------- ---------------
                         Ages 76+                                       6%
---------------------------------------------------------------- ---------------


Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

--------------------------------------------------------------- ----------------
      Age of the Younger Covered Person or Surviving                 Maximum
                                                                     Annual
                                                                   Withdrawal
        Covered Person at Time of First Withdrawal                Percentage *
---------------------------------------------------------------- ---------------
           At least age 50 but less than age 65                        4%
---------------------------------------------------------------- ---------------
           At least age 65 but less than age 76                        5%
---------------------------------------------------------------- ---------------
                         Ages 76+                                      6%
---------------------------------------------------------------- ---------------

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in any given year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE MAY 1, 2007 FOR SEASONS ELITE CONTRACTS.

The following details the Death Benefit Options for Seasons Elite Contracts issued before May 1, 2007.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If you are age 83-85 at the time of contract issue, the standard death benefit is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.   Net Purchase Payments; or

          b.   125% of Contract Value.

OPTIONAL MAXIMUM ANNIVERSARY VALUE OPTION

You may elect the Maximum Anniversary Value option described below which can provide greater protection for your beneficiaries. You must elect the Maximum Anniversary Value option at the time you purchase your contract and once elected it cannot be terminated by you. The annualized fee for the Maximum Anniversary Value option is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE MAY 1, 2007 FOR SEASONS ELITE CONTRACTS

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Standard Death Benefit was selected by the original owner, the death benefit is as follows upon the Continuing Spouse's death:

A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greater of:

     1.   Contract value; or

     2.   Continuation Net Purchase Payments.

B. If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.   Continuation Net Purchase Payments; or

          b.   125% of contract value.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older on the date of death, the Standard Death Benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the Maximum Anniversary Value death benefit was selected by the original owner, the death benefit is as follows upon a Continuing Spouse's death;

A. If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit is the greatest of:

          a.   Contract value; or

          b.   Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 83rd birthday; plus any Purchase Payments received after that anniversary but received prior to the Continuing Spouse's 86th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

B. If the Continuing Spouse is age 83-85 on the Continuation Date the death benefit is the Standard Death Benefit, which is equal to, the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.   Continuation Net Purchase Payments; or

          b.   125% of contract value.

The fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the death benefit is the contract value as of the later of the date of death of the Continuing Spouse or the NYSE business day in which we receive all required documentation in good order at our Annuity Service Center. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is also the contract value. Therefore, if the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older at the time of death, the Continuing Spouse's beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

                                      TAXES
                                      -----

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another qualified contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.


WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

         o   after attainment of age 59 1/2;

         o   when paid to your beneficiary after you die;

         o   after you become disabled (as defined in the IRC);

         o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

         o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

         o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

         o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

         o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

         o for payment of health insurance if you are unemployed and meet certain requirements;

         o   distributions from IRAs for higher education expenses;

         o   distributions from IRAs for first home purchases;

         o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code (4) distribution of contributions to a qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.


DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-qualified variable annuity contracts. These requirements generally do not apply to qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."


NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.


TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)


TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.


FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan;
(3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers AND exchanges (both referred to below as "transfers") of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account THAT IS NOT PART OF THE EMPLOYER'S 403(b) PLAN (OTHER THAN A TRANSFER TO A CONTRACT OR CUSTODIAL ACCOUNT IN A DIFFERENT PLAN), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the TRANSFER would be considered a "failed" TRANSFER that is subject to tax. Additional guidance issued by the IRS generally permits a failed TRANSFER to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is PART OF THE EMPLOYER'S 403(b) PLAN or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.


QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from qualified contracts.


(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2008 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2008 may not exceed the lesser of $46,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.


(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $85,000, your contribution may be fully deductible; if your income is between $85,000 and $95,000, your contribution may be partially deductible and if your income is $95,000 or more, your contribution may not be deductible. If you are single and your income is less than $53,000, your contribution may be fully deductible; if your income is between $53,000 and $63,000, your contribution may be partially deductible and if your income is $63,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.


(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2008 is the lesser of $5,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2008. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $169,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $116,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.


(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                               BROKER-DEALER FIRMS
                       RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of the FINRA (or their affiliated broker-dealers) that we believe received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2007, from AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Financial Advisors
American General Securities
AmTrust Investment Services, Inc.
BancWest Investment Services, Inc.
Citigroup Global Markets Inc.
CCO Investment Services Corp.
Compass Brokerage, Inc.
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Ferris, Baker Watts Incorporated
First Citizens Investor Services, Inc.
First Financial Securities, Inc.
FSC Securities Corp.
Jefferson Pilot Securities Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
KNBT Securities, Inc.
LaSalle Financial Services, Inc.
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley & Co., Incorporated
Mutual Service Corporation
NFP Securities, Inc.
RBC Capital Markets Corporation
Raymond James & Associates, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
UBS Financial Services Inc.
Uvest Financial Services Inc.
WAMU Investments, Inc.
Wescom Financial Services
Vision Investment Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

================================================================================
                            DISTRIBUTION OF CONTRACTS
================================================================================

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.


================================================================================
                              FINANCIAL STATEMENTS
================================================================================


The following financial statements of FS Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 11 under the Securities Act of 1933 and Amendment No. 12 under the Investment Company Act of 1940, File Nos. 333-118218 and 811-08369, filed on July 26, 2007, Accession No.
0000950137-07-010632:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

The following financial statements of First SunAmerica Life Insurance Company are included herein:

     -   Report of Independent Registered Public Accounting Firm

     -   Balance Sheet as of December 31, 2007 and 2006

     - Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005

     - Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005

     -   Notes to Financial Statements


The financial statements of the Company should be considered as bearing on the ability of the Company to meet its obligation under the contracts.

The following statutory financial statements of American Home Assurance Company are included herein:

     -   Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2007 and 2006

     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2007, 2006 and 2005

     - Statements of Cash Flow for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Statutory Basis Financial Statements

You should only consider the statutory financial statements of American Home that we include in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006 ("Point of Termination"). Contracts with an issue date after the Point of Termination are not covered by American Home guarantee.


PricewaterhouseCoopers, LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent auditors for American Home Assurance Company. The audited financial statements referred to above are incorporated by reference or included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        INDEX TO THE FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Report of Independent Registered Public Accounting Firm                       --
Balance Sheet - December 31, 2007 and 2006                                     1
Statement of Income and Comprehensive Income (Loss) - Years Ended
   December 31, 2007, 2006, and 2005                                      2 to 3
Statement of Cash Flows - Years Ended December 31, 2007,
   2006, and 2005                                                         4 to 5
Notes to Financial Statements                                            6 to 27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                  DECEMBER 31,

                                                                            2007         2006
                                                                         ----------   ----------
                                                                              (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                       $  263,789   $  108,236
   Fixed maturities available for sale, at fair value (amortized cost:
      2007, $4,840,599; 2006, $4,392,946)                                 4,681,233    4,371,073
   Mortgage and other loans                                                 463,097      401,855
   Policy loans                                                              26,002       29,359
   Securities lending invested collateral, at fair value (cost: 2007,
      $1,983,262; 2006, $1,176,064)                                       1,846,443    1,176,064
   Other invested assets                                                        515           --
                                                                         ----------   ----------
   Total investments and cash                                             7,281,079    6,086,587
Separate and variable accounts                                              745,865      639,658
Accrued investment income                                                    42,805       41,708
Deferred acquisition costs                                                  309,276      239,287
Other deferred expenses                                                      89,607       61,876
Income taxes currently receivable from Parent                                 5,315       11,528
Deferred tax asset                                                           74,117           --
Other assets                                                                  3,791       14,511
                                                                         ----------   ----------
TOTAL ASSETS                                                             $8,551,855   $7,095,155
                                                                         ==========   ==========
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable annuity
      contracts                                                          $5,102,069   $4,422,165
   Reserves for universal life insurance contracts                          200,665      210,149
   Securities lending payable                                             2,008,650    1,176,064
   Other liabilities                                                         49,436       55,635
                                                                         ----------   ----------
   Total reserves, payables and accrued liabilities                       7,360,820    5,864,013
Separate and variable accounts                                              745,865      639,658
Deferred income taxes                                                            --       19,818
                                                                         ----------   ----------
Total liabilities                                                         8,106,685    6,523,489
                                                                         ----------   ----------
Shareholder's equity:
   Common stock                                                               3,000        3,000
   Additional paid-in capital                                               393,092      389,629
   Retained earnings                                                        195,485      185,129
   Accumulated other comprehensive loss                                    (146,407)      (6,092)
                                                                         ----------   ----------
Total shareholder's equity                                                  445,170      571,666
                                                                         ----------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $8,551,855   $7,095,155
                                                                         ==========   ==========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
               STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   2007       2006       2005
                                                                 --------   --------   --------
                                                                         (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees                               $ 15,649   $ 12,299   $ 10,140
      Universal life insurance policy fees, net of reinsurance      5,196      4,531      5,376
      Surrender charges                                             8,313      7,240      4,461
                                                                 --------   --------   --------
   Total fee income                                                29,158     24,070     19,977
   Premiums on reinsurance contract                                    --     79,792     83,223
   Net investment income                                          300,892    249,524    199,887
   Net realized investment loss                                   (90,985)   (18,426)   (11,948)
                                                                 --------   --------   --------
Total revenues                                                    239,065    334,960    291,139
                                                                 --------   --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                        162,141    130,362    103,788
      Universal life insurance contracts                            9,631     10,143     10,529
                                                                 --------   --------   --------
   Total interest expense                                         171,772    140,505    114,317
   Amortization of bonus interest                                   7,626      6,098      3,690
   Amortization of deferred acquisition costs                      26,609     37,178     30,939
   Claims on universal life insurance contracts, net of
      reinsurance recoveries                                        2,330      3,225      3,277
   Claims on reinsurance contract                                      --     25,786     29,078
   Guaranteed benefits                                               (407)       491        553
   General and administrative expenses                             13,522     11,321      8,416
   Annual commissions                                               1,904      1,325      1,330
   Commissions on reinsurance contract                                 --     36,844     38,332
                                                                 --------   --------   --------
Total benefits and expenses                                       223,356    262,773    229,932
                                                                 --------   --------   --------
PRETAX INCOME                                                      15,709     72,187     61,207
Income tax expense                                                  5,353     22,254     18,000
                                                                 --------   --------   --------
NET INCOME                                                       $ 10,356   $ 49,933   $ 43,207
                                                                 --------   --------   --------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
         STATEMENT OF INCOME AND COMPREHENSIVE INCOME (LOSS) (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          2007       2006      2005
                                                                       ---------   -------   --------
                                                                               (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments, less related amortization of deferred acquisition costs and other deferred expenses, net of
   reclassification adjustments                                        $(232,484)  $  (365)  $(42,859)
Deferred income tax benefit on above changes                              92,169       128     15,001
                                                                       ---------   -------   --------
OTHER COMPREHENSIVE LOSS                                                (140,315)     (237)   (27,858)
                                                                       ---------   -------   --------
COMPREHENSIVE INCOME (LOSS)                                            $(129,959)  $49,696   $ 15,349
                                                                       =========   =======   ========

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             2007          2006          2005
                                                                         -----------   -----------   -----------
                                                                                      (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $    10,356   $    49,933   $    43,207
Adjustments to reconcile net income to net cash provided by operating activities:
   Interest credited to:
      Fixed annuity contracts                                                162,141       130,362       103,788
      Universal life insurance contracts                                       9,631        10,143        10,529
   Net realized investment loss                                               90,985        18,426        11,948
   Amortization of net premium on investments                                  2,196         4,340         4,570
   Amortization of deferred acquisition costs and other deferred
      expenses                                                                34,235        43,276        34,629
   Acquisition costs deferred                                                (65,063)      (62,844)      (59,733)
   Provision for deferred income taxes                                        (1,766)        4,275         5,580
   Change in:
      Accrued investment income                                               (1,097)       (5,715)       (3,507)
      Income taxes currently payable to/receivable from Parent                 6,213        (8,971)       (5,097)
      Other assets                                                             9,059        (2,433)         (252)
      Other liabilities                                                       (8,191)       10,153           736
   Other, net                                                                 (3,233)        2,814        (4,912)
                                                                         -----------   -----------   -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                    245,466       193,759       141,486
                                                                         -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Fixed maturities                                                       (1,307,103)   (1,834,374)   (2,148,470)
   Mortgage and other loans                                                 (102,474)      (82,889)     (156,481)
   Other investments, excluding short-term investments                          (525)           --            --
Sales of:
   Fixed maturities                                                          521,645       770,995     1,201,469
   Equity securities                                                              --           697           425
Redemptions and maturities of:
   Fixed maturities                                                          255,340       251,628       252,644
   Mortgage and other loans                                                   56,927        40,572        74,058
   Other investments, excluding short-term investments                         3,365           234         1,001
Increase in securities lending invested collateral                          (835,987)     (313,664)     (344,756)
                                                                         -----------   -----------   -----------
NET CASH USED IN INVESTING ACTIVITIES                                    $(1,408,812)  $(1,166,801)  $(1,120,110)
                                                                         -----------   -----------   -----------

                 See accompanying notes to financial statements.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              2007         2006         2005
                                                                           ----------   ----------   ----------
                                                                                      (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts                                                 $1,048,650   $1,051,843   $  964,929
   Universal life insurance contracts                                           7,382        7,476        9,017
Net exchanges from the fixed accounts of variable annuity contracts           (42,073)     (32,885)     (20,263)
Withdrawal payments on:
   Fixed annuity contracts                                                   (395,292)    (330,177)    (212,748)
   Universal life insurance contracts                                          (9,502)      (7,181)      (9,187)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity contracts                                                   (112,330)     (84,107)     (54,108)
   Universal life insurance contracts                                         (13,929)     (20,893)     (15,092)
Increase in securities lending payable                                        832,586      313,664      344,756
Capital contributions                                                           3,407      130,000           --
                                                                           ----------   ----------   ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                   1,318,899    1,027,740    1,007,304
                                                                           ----------   ----------   ----------
NET INCREASE IN CASH AND SHORT-TERM
   INVESTMENTS                                                                155,553       54,698       28,680
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF
   PERIOD                                                                     108,236       53,538       24,858
                                                                           ----------   ----------   ----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                           $  263,789   $  108,236   $   53,538
                                                                           ==========   ==========   ==========
SUPPLEMENTAL CASH FLOW INFORMATION:
   Net income taxes paid to Parent                                         $      906   $   26,950   $   17,517
                                                                           ==========   ==========   ==========
   Non-cash activity:
      Bonus interest and other deferrals credited to reserve for annuity
         contracts                                                         $   25,064   $   30,658   $   18,165
                                                                           ==========   ==========   ==========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

1.   NATURE OF OPERATIONS AND ORGANIZATION

     First SunAmerica Life Insurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS"), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance and life insurance and retirement services, financial services and asset management.

     The Company is a New York-domiciled life insurance company principally engaged in the business of writing annuity contracts directed to the market for tax-deferred, long-term savings products. Other than its contract to reinsure credit life and health insurance policies discussed in Note 8, the majority of the Company's revenues are derived from customers in the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Four financial institutions represented approximately 18%, 12%, 11% and 10% of deposits in the year ended December 31, 2007. Four financial institutions represented approximately 16%, 12%, 11% and 11% of deposits in the year ended December 31, 2006. No other independent selling organization was responsible for more than 10% of deposits for any such periods.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. Certain reclassifications and format changes have been made to prior period amounts to conform to the current period presentation.

     CASH AND SHORT-TERM INVESTMENTS: Cash and short-term investments consist of cash on hand and non-interest bearing demand deposits, interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase, such as commercial paper.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INVESTMENTS IN FIXED MATURITIES: Fixed maturities available for sale consist of bonds, notes and redeemable preferred stocks and are carried at fair value. Premiums and discounts arising from the purchase of fixed maturities available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Unrealized gains or losses from available for sale investments in fixed maturities are reported as a separate component of accumulated other comprehensive loss, net of deferred acquisition costs, other deferred expenses and income tax, in shareholder's equity. Investments in fixed maturities are recorded on a trade-date basis.

     The Company evaluates its investments for other-than-temporary impairment. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognized requires the judgment of the Company's management and a continual review of its investments. A security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          - Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

          - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          - The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

     The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary. At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed. In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. All such loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007 and 2006.

     POLICY LOANS: Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     SECURITIES LENDING INVESTED COLLATERAL AND SECURITIES LENDING PAYABLE: The Company lends securities through an agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that the collateral received is maintained at a minimum of 102% of the value of the loaned securities (105% for cross-currency loans). The collateral is held in a custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in short-term investments and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities. Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income (loss), net of deferred acquisition costs, other deferred expenses and income tax in shareholder's equity. Securities lending collateral investments are subject to review for other-than-temporary impairment in a manner consistent with other available-for-sale fixed maturity securities. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as net investment income in the statement of income and comprehensive income
     (loss). The Company's allocated portion of any realized investment gains or losses on the collateral investments is recorded in the statement of income and comprehensive income (loss).

     The fair values of the securities pledged under the securities lending agreement were $1,965,871,000 and $1,149,653,000 as of December 31, 2007
     and 2006, respectively, and are included in fixed maturities available for sale in the balance sheet.

     DERIVATIVE FINANCIAL INSTRUMENTS: The Company issues certain variable annuity products that offer optional guaranteed minimum account value ("GMAV") and guaranteed minimum withdrawal benefit ("GMWB") living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), the GMAV and GMWB are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The fair value of the GMAV and GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMAV and GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The GMAV and GMWB are reported in other assets or other liabilities in the accompanying balance sheet. The changes in fair value of the Company's derivative instruments are reported in net realized investment loss in the accompanying statement of income and comprehensive income (loss).

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of the deposits invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs represent those costs, including commissions and other underwriting expenses that vary with and are primarily related to the acquisition of new business. Policy acquisition costs related to universal life and investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts in accordance with FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). Estimated gross profits are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. If estimated gross profits change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

     The DAC for investment-type products is also adjusted with respect to estimated gross profits as a result of changes in the net unrealized gains or losses on fixed maturities available for sale. Because fixed maturities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturities available for sale that is credited or charged directly to accumulated other comprehensive loss.

     OTHER DEFERRED EXPENSES: The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders on certain annuity products. Sales inducements provided to the contract holder are primarily recognized as part of the liability for separate and variable accounts in the balance sheet. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, these bonus payments must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the company credits on similar contracts without these bonus payments, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

     SEPARATE AND VARIABLE ACCOUNTS: The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as separate and variable account assets with an equivalent summary total reported as separate and variable account liabilities when the separate account qualifies for separate account treatment under American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Amounts assessed against the contract holders for mortality, administrative, and other services and features are included in variable annuity policy fees in the statement of income and comprehensive income (loss).

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS: Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with FAS 97 and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life and annuity insurance products are not reflected as revenues in the Company's statement of income and comprehensive income (loss), as they are recorded directly to contract holder liabilities upon receipt.

     RESERVES FOR GUARANTEED BENEFITS: The Company follows SOP 03-1, which requires recognition of a liability for guaranteed minimum death benefits ("GMDB") related to variable annuity and variable life contracts as well as certain disclosures for these products. This liability is included in other liabilities on the balance sheet.

     The Company reports variable annuity contracts through separate and variable accounts, or general accounts when not qualified for separate account reporting, when the Company contractually guarantees to the contract holder either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in minor instances, no minimum returns) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

     The Company offers GMDB options that guarantee to contract holders, that upon death, the contract holder's beneficiary will receive the greater of
     (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by contract owner. The Company bears the risk that death claims following a decline in the debt and equity markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

          - Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

          - Dividend income and distributions from other investments when receivable.

     NET REALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

          - Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

          - Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other invested assets for other-than-temporary impairments.

          -    Changes in fair value of GMAV and GMWB embedded derivatives.

     FEE INCOME: Fee income includes variable annuity policy fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Income taxes have been calculated as if the Company filed a separate return. Additionally, the Company participates with its affiliates in the filing of certain combined state income tax returns and files separate state income tax returns in the state of New York. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the financial statements. The Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entity when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109"). See Note 11 herein for a further discussion of income taxes.

     RECENT ACCOUNTING STANDARDS:

     ACCOUNTING CHANGES: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in FAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date. The adoption of FAS 157 resulted in a decrease in net income of approximately $2,000,000 in the first quarter of 2008 primarily due to the inclusion of explicit risk margins, where appropriate.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis of accounting for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. As of January 1, 2008 the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS

     The cost or amortized cost and estimated fair value of fixed maturities and securities lending invested collateral by major category are as follows:

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2007:
U.S. government securities               $   17,079    $   765     $      --    $   17,844
Mortgage-backed securities                1,643,967      7,754       (88,945)    1,562,776
Securities of public utilities              136,358      1,839          (935)      137,262
Corporate bonds and notes                 2,580,972     13,768       (71,266)    2,523,474
Other debt securities                       462,223      2,216       (24,562)      439,877
                                         ----------    -------     ---------    ----------
   Total fixed maturities                 4,840,599     26,342      (185,708)    4,681,233
Securities lending invested collateral    1,983,262         --      (136,819)    1,846,443
                                         ----------    -------     ---------    ----------
   Total                                 $6,823,861    $26,342     $(322,527)   $6,527,676
                                         ==========    =======     =========    ==========

                                           Cost or       Gross        Gross
                                          Amortized   Unrealized   Unrealized    Estimated
                                            Cost         Gains       Losses     Fair Value
                                         ----------   ----------   ----------   ----------
                                                           (in thousands)
AT DECEMBER 31, 2006:
U.S. government securities               $   16,946    $    97      $    (40)   $   17,003
Mortgage-backed securities                1,616,278     13,902       (19,614)    1,610,566
Securities of public utilities              139,145      1,718        (1,217)      139,646
Corporate bonds and notes                 2,182,440     12,399       (28,362)    2,166,477
Other debt securities                       438,137      2,253        (3,009)      437,381
                                         ----------    -------      --------    ----------
   Total fixed maturities                 4,392,946     30,369       (52,242)    4,371,073
Securities lending invested collateral    1,176,064         --            --     1,176,064
                                         ----------    -------      --------    ----------
   Total                                 $5,569,010    $30,369      $(52,242)   $5,547,137
                                         ==========    =======      ========    ==========

     At December 31, 2007, fixed maturities included $138,490,000 of securities not rated investment grade. These non-investment-grade securities are comprised of bonds and redeemable preferred stock spanning 13 industries with 29%, 15% and 14% concentrated in consumer non-cyclical products, communications and consumer cyclical products, respectively. No other industry concentration constituted more than 10% of these assets.

     At December 31, 2007, mortgage loans were collateralized by properties located in 28 states, with loans totaling approximately 22% and 11% of the aggregate carrying value of the portfolio secured by properties located in California and Florida, respectively. No more than 10% of the portfolio was secured by properties located in any other single state.

     At December 31, 2007, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $999,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     At December 31, 2007, $672,000 of fixed maturities, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

     The following table presents the cost or amortized cost and estimated fair values of the Company's available for sale fixed maturities and securities lending invested collateral at December 31, 2007, by contractual maturity. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                             Cost or      Estimated Fair
                                         Amortized Cost        Value
                                         --------------   --------------
                                                  (in thousands)
AT DECEMBER 31, 2007:
Due in one year or less                    $  300,473       $  300,158
Due after one year through five years       1,097,496        1,083,918
Due after five years through ten years      1,233,306        1,203,547
Due after ten years                           565,357          530,834
Mortgage-backed securities                  1,643,967        1,562,776
                                           ----------       ----------
   Total fixed maturities                   4,840,599        4,681,233
Securities lending invested collateral      1,983,262        1,846,443
                                           ----------       ----------
   Total                                   $6,823,861       $6,527,676
                                           ==========       ==========

     The following tables summarize the Company's fair value and gross unrealized losses on the Company's available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2007 and 2006 (dollars in thousands):

                                    Less than 12 Months                12 Months or More                       Total
                              -------------------------------   -------------------------------   -------------------------------
                                           Unrealized                        Unrealized                        Unrealized
                              Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                              ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007
Mortgage-backed securities    $  592,684    $ 50,267     122    $  514,055     $38,678      89    $1,106,739    $ 88,945     211
Securities of public
   utilities                      20,621         527       6        41,705         408      11        62,326         935      17
Corporate bonds and notes      1,113,774      51,908     182       556,654      19,358     143     1,670,428      71,266     325
Other debt securities            256,183      14,986      30        82,633       9,576      15       338,816      24,562      45
Securities lending invested
   collateral (a)              1,846,443     136,819      --            --          --      --     1,846,443     136,819      --
                              ----------    --------     ---    ----------     -------     ---    ----------    --------     ---
   Total                      $3,829,705    $254,507     340    $1,195,047     $68,020     258    $5,024,752    $322,527     598
                              ==========    ========     ===    ==========     =======     ===    ==========    ========     ===

(a) Represents the Company's allocated portion of AIG's securities lending pool.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

                              Less than 12 Months                12 Months or More                       Total
                        -------------------------------   -------------------------------   -------------------------------
                                     Unrealized                        Unrealized                        Unrealized
                        Fair Value      Loss      Items   Fair Value      Loss      Items   Fair Value      Loss      Items
                        ----------   ----------   -----   ----------   ----------   -----   ----------   ----------   -----
December 31, 2007
U.S. government
   securities           $   14,589     $    40       1      $    --      $   --       --    $   14,589     $    40       1
Mortgage-backed
   securities              937,514      19,129     132       26,275         485       25       963,789      19,614     157
Securities of public
   utilities                86,694       1,051      19        3,445         166        4        90,139       1,217      23
Corporate bonds and
   notes                 1,136,017      26,778     239       50,494       1,584       48     1,186,511      28,362     287
Other debt securities      178,954       3,007      26           79           2        1       179,033       3,009      27
                        ----------     -------     ---      -------      ------      ---    ----------     -------     ---
   Total                $2,353,768     $50,005     417      $80,293      $2,237       78    $2,434,061     $52,242     495
                        ==========     =======     ===      =======      ======      ===    ==========     =======     ===

     The net realized investment loss includes the following:

                                            Years ended December 31,
                                         ------------------------------
                                           2007       2006       2005
                                         --------   --------   --------
                                                 (in thousands)
Fixed maturities                         $ (8,843)  $(14,755)  $ (3,105)
Equity securities                              --         (3)       425
Securities lending invested collateral     (3,407)        --         --
Other-than-temporary impairments          (73,140)    (4,007)    (8,092)
Other investments                          (5,595)       339     (1,176)
                                         --------   --------   --------
Net realized investment loss             $(90,985)  $(18,426)  $(11,948)
                                         ========   ========   ========

     Realized investment gains and losses on the sales of fixed maturities and equity securities are as follows:

                       Years ended December 31,
                     ----------------------------
                       2007      2006       2005
                     -------   --------   -------
                            (in thousands)
FIXED MATURITIES:
   Realized gains    $ 1,200   $  3,302   $ 5,674
   Realized losses    (9,930)   (13,264)   (9,040)
EQUITY SECURITIES:
   Realized gains    $    --   $  1,397   $   425
   Realized losses        --     (1,400)       --

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.   INVESTMENTS (Continued):

     The sources and related amounts of net investment income are as follows:

                                              Years Ended December 31,
                                         ---------------------------------
                                            2007        2006        2005
                                         ---------   ---------   ---------
                                                   (in thousands)
Short-term investments                   $  5,473    $  4,436    $  2,394
Fixed maturities                          267,197     220,347     174,234
Mortgage and other loans                   27,267      22,749      19,499
Policy loans                                2,145       2,374       2,497
Securities lending invested collateral      1,387       1,872       2,616
Other invested assets                          (2)         --          --
                                         --------    --------    --------
Total investment income                   303,467     251,778     201,240
Less: investment expenses                  (2,575)     (2,254)     (1,353)
                                         --------    --------    --------
Net investment income                    $300,892    $249,524    $199,887
                                         ========    ========    ========

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other than active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

     CASH AND SHORT-TERM INVESTMENTS: The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

     FIXED MATURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data consists of U.S. government and agency securities. The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include mortgage-backed securities, securities of public utilities and corporate bonds and notes. For fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     MORTGAGE AND OTHER LOANS: Mortgage and other loans include mortgage loans on real estate and collateral, commercial and guaranteed loans. Fair value for mortgage loans is primarily determined by using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

     POLICY LOANS: The fair values of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

     SECURITIES LENDING INVESTED COLLATERAL AND PAYABLE: Securities lending invested collateral consists of short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturities. The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     OTHER ASSETS/LIABILITIES: Included in other assets or liabilities are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

     RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

     The estimated fair values of the Company's financial instruments at December 31, 2007 and 2006 compared with their respective carrying values are as follows:

                                            Carrying Value   Fair Value
                                            --------------   ----------
                                                   (in thousands)
AT DECEMBER 31, 2007:

ASSETS:
   Cash and short-term investments            $  263,789     $  263,789
   Fixed maturities                            4,681,233      4,681,233
   Mortgage and other loans                      463,097        464,135
   Policy loans                                   26,002         26,002
   Securities lending invested collateral      1,846,443      1,846,443

LIABILITIES:
   Reserves for fixed annuity contracts       $5,102,069     $4,850,052
   Securities lending payable                  2,008,650      2,008,650
   Other liabilities                               3,290          3,290

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                             Carrying
                                               Value     Fair Value
                                            ----------   ----------
                                                 (in thousands)
AT DECEMBER 31, 2006:

ASSETS:
   Cash and short-term investments          $  108,236   $  108,236
   Fixed maturities                          4,371,073    4,371,073
   Mortgage and other loans                    401,855      400,239
   Policy loans                                 29,359       29,359
   Securities lending invested collateral    1,176,064    1,176,064
   Other assets                                  1,098        1,098

LIABILITIES:
   Reserves for fixed annuity contracts     $4,422,165   $4,390,997
   Securities lending payable                1,176,064    1,176,064

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                     Years
                                               Ended December 31,
                                              -------------------
                                                2007       2006
                                              --------   --------
                                                 (in thousands)
Balance at beginning of year                  $239,287   $210,553
Acquisition costs deferred                      65,063     62,844
Effect of net unrealized loss on securities     31,535      3,068
Amortization charged to income                 (26,609)   (37,178)
                                              --------   --------
Balance at end of year                        $309,276   $239,287
                                              ========   ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products. The following table summarizes the activity in these deferred expenses:

                                                 Years Ended
                                                 December 31,
                                              -----------------
                                                2007     2006
                                              -------   -------
                                                (in thousands)
Balance at beginning of year                  $61,876   $36,584
Expenses deferred                              25,064    30,658
Effect of net unrealized loss on securities    10,293       732
Amortization charged to income                 (7,626)   (6,098)
                                              -------   -------
Balance at end of year                        $89,607   $61,876
                                              =======   =======

7.   GUARANTEED BENEFITS

     Details concerning the Company's guaranteed benefit exposures are as follows:

                                                                               Highest Specified
                                                                              Anniversary Account
                                                                   Return         Value Minus
                                                                   of Net       Withdrawals Post
                                                                  Deposits        Anniversary
                                                                -----------   -------------------
                                                                      (dollars in thousands)
AT DECEMBER 31, 2007

In the event of death (GMDB):
   Account value                                                $   179,211        $   733,495
   Net amount at risk (a)                                               643             19,414
   Average attained age of contract holders                              65                 63
   Range of guaranteed minimum return rates                               0%                 0%

Accumulation at specified date (GMAV):
   Account value                                                $    80,034
   Net amount at risk (b)                                               203
   Weighted average period remaining until guaranteed payment     7.9 Years

Accumulation at specified date (GMWB):
   Account value                                                $   219,581
   Net amount at risk (c)                                             1,853
   Weighted average period remaining until guaranteed payment    19.9 Years

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.  GUARANTEED BENEFITS (Continued)

                                                                                Highest Specified
                                                                               Anniversary Account
                                                                   Return          Value Minus
                                                                   of Net        Withdrawals Post
                                                                  Deposits         Anniversary
                                                                ------------   -------------------
                                                                      (dollars in thousands)
AT DECEMBER 31, 2006

In the event of death (GMDB):
   Account value                                                $   161,169         $   690,095
   Net amount at risk (a)                                               186              24,582
   Average attained age of contract holders                              65                  62
   Range of guaranteed minimum return rates                               0%                  0%

Accumulation at specified date (GMAV):
   Account value                                                $    66,687
   Net amount at risk (b)                                                 5
   Weighted average period remaining until guaranteed payment     8.6 Years

Accumulation at specified date (GMWB):
   Account value                                                $   107,959
   Net amount at risk (c)                                                29
   Weighted average period remaining until guaranteed payment    20.1 Years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $3,549,000 and $4,057,000 as of December 31, 2007 and 2006, respectively and is payable no sooner than 10 years from the end of the waiting period.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserves for guaranteed benefits on variable contracts reflected in the general account:

                                    Years Ended
                                    December 31,
                                  ---------------
                                   2007     2006
                                  ------   ------
                                   (in thousands)
Balance at beginning of year      $2,100   $1,982
   Guaranteed benefits incurred     (407)     491
   Guaranteed benefits paid         (119)    (373)
                                  ------   ------
Balance at end of year            $1,574   $2,100
                                  ======   ======

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

     - Data used was 50 and 5000 stochastically generated investment performance scenarios as of 2007 and 2006, respectively.

     -    Mean investment performance assumption was 10%.

     -    Volatility assumption was 16%.

     - Mortality was assumed to be 50% Male and 80% Female of the 1994 Variable Annuity MGDB table for 2007 and 64% of the 75-80 ALB table for 2006.

     - Lapse rates vary by contract type and duration and range from 0% to 40%.

     -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     The Company has a reinsurance treaty that limits its universal life risk on any one insured life to $100,000. Universal life insurance fees are presented net of reinsurance premiums of $6,348,000, $7,518,000 and $7,423,000 in 2007, 2006 and 2005, respectively. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $3,798,000, $12,163,000 and $6,303,000 in 2007, 2006 and 2005,
     respectively.

     On November 1, 2004, the Company entered a contract to reinsure credit life and health insurance policies. The Company received a share of premium for the reinsured policies and indemnified the reinsured for a proportionate share of these liabilities while the reinsured retained the assets and corresponding reserve liabilities. The contract was considered modified coinsurance and as such the reinsurance claims payable is offset against reinsurance premiums receivable and included in other assets on the balance sheet. The treaty was for one year with the option to renew annually. The Company allowed the contract to expire on October 31, 2006. The pretax income from the contract was $17,572,000 and $16,283,000 in 2006 and 2005, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the financial position, results of operations or cash flows of the Company.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2007 and 2006, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                        Years ended December 31,
                                                    -------------------------------
                                                       2007       2006       2005
                                                    ---------   --------   --------
                                                             (in thousands)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances                               $ 389,629   $259,625   $259,428
   Capital contributions by Parent                      3,463    130,004        197
                                                    ---------   --------   --------
   Ending balances                                  $ 393,092   $389,629   $259,625
                                                    =========   ========   ========
RETAINED EARNINGS:
   Beginning balances                               $ 185,129   $135,196   $ 92,082
   Net income                                          10,356     49,933     43,207
   Adjustment for SICO compensation (See Note 12)          --         --        (93)
                                                    ---------   --------   --------
   Ending balances                                  $ 195,485   $185,129   $135,196
                                                    =========   ========   ========
ACCUMULATED OTHER COMPREHENSIVE LOSS:
   Beginning balances                               $  (6,092)  $ (5,855)  $ 22,003
   Unrealized depreciation of investments, net of
      reclassification adjustments (a)               (274,312)    (4,165)   (69,859)
   Effect on deferred acquisition costs and
      other deferred expenses                          41,828      3,800     27,000
   Income tax benefit                                  92,169        128     15,001
                                                    ---------   --------   --------
   Ending balances                                  $(146,407)  $ (6,092)  $ (5,855)
                                                    =========   ========   ========

(a) Includes reclassification adjustments for realized losses included in net income of $82,421,000, $17,635,000 and $13,146,000 in 2007, 2006 and 2005,
     respectively.

     Capital contributions in 2007 included $3,407,000 of funds deposited by AIG in the securities lending collateral account to offset pretax realized losses incurred by the Company from the sale of certain securities lending collateral investments.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturities and securities lending invested collateral included in accumulated other comprehensive loss are as follows:

                                                December 31,   December 31,
                                                    2007           2006
                                                ------------   ------------
                                                       (in thousands)
Gross unrealized gains                           $  26,342       $ 30,369
Gross unrealized losses                           (322,527)       (52,242)
Adjustment to DAC and other deferred expenses       54,328         12,500
Deferred income taxes                               95,450          3,281
                                                 ---------       --------
Accumulated other comprehensive loss             $(146,407)      $ (6,092)
                                                 =========       ========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement, excluding realized capital gains, or 10% of preceding year's statutory surplus. Dividends of $50,090,000 can be paid to the shareholder during 2008 without prior approval of the New York Superintendent of Insurance.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income (loss) for the years ended December 31, 2007, 2006 and 2005 was approximately $(7,137,000),
     $18,487,000 and $10,979,000, respectively. The Company's statutory capital and surplus totaled approximately $503,904,000, $396,981,000 and $268,572,000 at December 31, 2007, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                             Years ended December 31,
                           ---------------------------
                             2007      2006      2005
                           -------   -------   -------
                                  (in thousands)
Current                    $ 7,119   $17,979   $12,420
Deferred                    (1,766)    4,275     5,580
                           -------   -------   -------
Total income tax expense   $ 5,353   $22,254   $18,000
                           =======   =======   =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (continued)

     The U.S. federal income tax rate is 35% for 2007, 2006 and 2005. Actual tax expense on income differs from the "expected" amount computed by applying the federal income tax rate because of the following:

                                                   Years ended December 31,
                                                 ---------------------------
                                                   2007      2006      2005
                                                 -------   -------   -------
                                                        (in thousands)
U.S federal income tax at statutory rate         $ 5,498   $25,265   $21,422
Adjustments:
   State income taxes (net of federal benefit)     1,999        --    (1,898)
   Dividends received deduction                     (622)     (761)     (501)
   Other, net                                     (1,522)   (2,250)   (1,023)
                                                 -------   -------   -------
   Total income tax expense                      $ 5,353   $22,254   $18,000
                                                 =======   =======   =======

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the net deferred tax asset (liability) are as follows:

                                            Years Ended December 31,
                                            ------------------------
                                                 2007       2006
                                               --------   --------
                                                  (in thousands)
DEFERRED TAX ASSETS:
   Investments                                 $ 26,899   $  3,355
   Contract holder reserves                      50,319     48,439
   Net unrealized loss on debt and equity
      securities available for sale              95,450      3,281
   Other assets                                   3,899      5,113
                                               --------   --------
   Total deferred tax assets                    176,567     60,188
                                               --------   --------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs and other
      deferred expenses                          98,890     80,006
   State deferred tax liabilities                 3,560         --
                                               --------   --------
   Total deferred tax liabilities               102,450     80,006
                                               --------   --------
   Net deferred tax asset (liability)          $ 74,117   $(19,818)
                                               ========   ========

     The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (continued)

     In December 2007, AIGRS reached a settlement with the IRS in the United States Tax Court for tax years ended in September 30, 1993 and September 30, 1994. The terms of the settlement will be incorporated into the IRS examinations for tax years of AIGRS from September 30, 1995 through September 30, 1998, and for the Parent for tax year December 31, 1999. The statute of limitations for the years 1997 through 1999 expires on March 31, 2008. In January 2008, the Parent signed a settlement agreement with the IRS for examination of tax years 2000 through 2002.

     The tax years that remain subject to examination in the United States tax jurisdiction are 1997 to 1999 and 2003 to 2006. The Company has recorded a receivable related to known taxing authority examination adjustments. The amount accrued as of December 31, 2007 and 2006, excluding interest, totaled $2,069,000.

     The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2007, there are no proposed adjustments that would result in a material change to the Company's financial position over the next twelve months.

     At January 1 and December 31, 2007, the Company had no unrecognized tax benefits.

     Interest and penalties, if any, related to taxing authority examinations and unrecognized tax benefits are recognized as a component of income tax expense. At January 1 and December 31, 2007, the Company had a payable of $920,000 and a receivable of $596,000, respectively, related to interest (net of federal tax). For the year ended December 31, 2007, the Company had recognized a benefit of $1,516,000 of interest (net of federal tax).

12.  RELATED-PARTY MATTERS

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the balance sheet of $93,000, with a corresponding increase in additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $56,000, $4,000 and $104,000 for 2007, 2006 and 2005,
     respectively, and is included in general and administrative expenses in the statement of income and comprehensive income. Additionally, a corresponding increase to additional paid-in capital was recorded in each year.

     On January 20, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $15,000,000 from the Parent and vice versa. Any advances made under this agreement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with an affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC") whereby the Company has the right to borrow up to $15,000,000 from AIG SALAC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15,000,000 from SAII and vice versa. Any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this agreement at December 31, 2007 and 2006.

     In 2007, the Company paid commissions to seven affiliated broker-dealers. Commissions paid to these broker-dealers totaled $1,641,000, $1,546,000 and $1,042,000 in 2007, 2006 and 2005, respectively. These affiliated broker-dealers represented approximately 2%, 1% and 1% of premiums in 2007, 2006 and 2005, respectively.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $12,729,000, $9,137,000 and $7,597,000 in 2007, 2006 and 2005,
     respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $2,376,000, $1,915,000 and $2,070,000 in 2007, 2006 and 2005, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income (loss).

     An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $2,352,000, $1,922,000 and $1,638,000 in 2007, 2006 and
     2005, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $3,233,000, $3,305,000 and $3,409,000 for the years ended December 31, 2007, 2006 and 2005, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

12.  RELATED-PARTY MATTERS (Continued)

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,173,000, $2,613,000 and $2,241,000 in 2007, 2006 and 2005, respectively.

     The Company incurred $1,375,000, $1,494,000 and $1,039,000 of management fee expense to an affiliate of the Company to administer its securities lending program during the years ended December 31, 2007, 2006 and 2005, respectively.

     On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage on all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $2,315,000, $1,983,000 and $1,790,000 in 2007, 2006 and 2005, respectively, and are included in variable annuity policy fees in the statement of income and comprehensive income (loss).

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a contract holders' surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

     The Company's insurance policy obligations for individual and group contracts issued prior to January 31, 2008, at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG and an affiliate of the Company. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. As of January 31, 2008, at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that the contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

13.  SUBSEQUENT EVENT

     In February 2008, the Company received a cash capital contribution of $100,000,000 from the Parent.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                               TABLE OF CONTENTS


   Report of Independent Auditors........................................ 2

   Statements of Admitted Assets......................................... 3

   Statements of Liabilities, Capital and Surplus........................ 4

   Statements of Income and Changes in Capital and Surplus............... 5

   Statements of Cash Flow............................................... 6

   Notes to Statutory Basis Financial Statements......................... 7

                        Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.

PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                       2007        2006
-----------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $16,075,222; 2006 - $15,146,927).............. $15,843,721 $14,844,987
   Stocks:
       Common stocks, at NAIC market value adjusted for non admitted assets (cost: 2007 -
         $1,556,742; 2006 - $1,602,207)..............................................................   3,139,327   3,304,355
       Preferred stocks, primarily at NAIC market value (cost: 2007 - $613,732; 2006 - $577,109).....     613,732     587,471
   Other invested assets, primarily at equity (cost: 2007 - $1,458,240; 2006 - $1,171,367)...........   1,943,313   1,509,651
   Securities lending collateral.....................................................................     279,774     203,323
   Short-term investments, at amortized cost (approximates NAIC market value)........................     183,951     129,196
   Cash..............................................................................................     258,078     164,596
-----------------------------------------------------------------------------------------------------------------------------
          Total cash and invested assets.............................................................  22,261,896  20,743,579
-----------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued....................................................................     213,302     203,764
Agents' balances or uncollected premiums:
   Premiums in course of collection..................................................................     593,808     955,240
   Premiums and installments booked but deferred and not yet due.....................................     892,935     371,971
   Accrued retrospective premiums....................................................................   1,237,062   1,606,389
Amounts billed and receivable from high deductible policies..........................................     159,393      76,370
Reinsurance recoverable on loss payments.............................................................     600,573     488,243
Funds held by or deposited with reinsurers...........................................................      11,118      13,951
Deposit accounting assets............................................................................     751,468     809,537
Deposit accounting assets - funds held...............................................................      98,917      94,279
Federal and foreign income taxes recoverable from parent.............................................     143,717      63,569
Net deferred tax assets..............................................................................     382,578     421,900
Equities in underwriting pools and associations......................................................   1,211,817     858,614
Receivable from parent, subsidiaries and affiliates..................................................     115,695   1,484,555
Other admitted assets................................................................................     182,141     179,243
-----------------------------------------------------------------------------------------------------------------------------
          Total admitted assets...................................................................... $28,856,420 $28,371,204
=============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2007 AND 2006
                   (000'S OMITTED EXCEPT SHARE INFORMATION)

----------------------------------------------------------------------------------------------
As of December 31,                                                       2007         2006
----------------------------------------------------------------------------------------------
                            Liabilities

Reserves for losses and loss adjustment expenses.................... $13,732,102  $12,754,581
Unearned premium reserves...........................................   4,475,413    4,518,443
Commissions, premium taxes, and other expenses payable..............     234,495      183,640
Reinsurance payable on paid loss and loss adjustment expenses.......     263,917      308,091
Funds held by company under reinsurance treaties....................     236,183      228,878
Provision for reinsurance...........................................     115,844      128,824
Ceded reinsurance premiums payable, net of ceding commissions.......     492,611      427,505
Retroactive reinsurance reserves - assumed..........................      30,486       23,242
Retroactive reinsurance reserves - ceded............................     (65,309)     (61,283)
Deposit accounting liabilities......................................     189,511      172,296
Deposit accounting liabilities - funds held.........................     695,928      703,508
Securities lending payable..........................................     304,398      203,323
Collateral deposit liability........................................     354,916      613,043
Payable to parent, subsidiaries and affiliates......................     152,184    1,547,586
Payable for securities..............................................       3,331      110,581
Other liabilities...................................................     343,453      297,093
----------------------------------------------------------------------------------------------
   Total liabilities................................................  21,559,463   22,159,351
----------------------------------------------------------------------------------------------
                        Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding..........................      25,426       25,426
Capital in excess of par value......................................   2,941,471    2,779,526
Unassigned surplus..................................................   4,280,727    3,357,054
Special surplus funds from retroactive reinsurance..................      49,333       49,847
----------------------------------------------------------------------------------------------
   Total capital and surplus........................................   7,296,957    6,211,853
----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus.......................... $28,856,420  $28,371,204
==============================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

            STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                               2007        2006         2005
-------------------------------------------------------------------------------------------------------------------------------
                                   Statements of Income
                                   --------------------

Underwriting income:
   Premiums earned......................................................................... $7,703,016  $7,700,011  $ 7,045,820
-------------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred.........................................................................  4,444,636   4,606,481    5,406,410
   Loss adjustment expenses incurred.......................................................    840,801     803,517    1,098,644
   Other underwriting expenses incurred....................................................  1,864,547   1,825,815    1,584,477
-------------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions..............................................................  7,149,984   7,235,813    8,089,531
-------------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss).............................................................    553,032     464,198   (1,043,711)
-------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned............................................................  1,019,018     702,426      630,678
   Net realized capital gains (net of capital gains taxes: 2007 - $29,141; 2006 - $29,092;
     2005 - $20,492).......................................................................    117,037      61,624       38,055
-------------------------------------------------------------------------------------------------------------------------------
Net investment gain........................................................................  1,136,055     764,050      668,733
-------------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off......................................    (85,724)    (49,762)    (145,742)
Finance and Service Charges not Included in Premium........................................     16,449      14,287       16,400
Other gain, net of dividends to policyholders..............................................     76,290      49,691       75,547
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) after capital gains taxes and before federal income taxes....................  1,696,102   1,242,464     (428,773)
Federal income tax expense (benefit).......................................................    348,359     263,263     (243,047)
-------------------------------------------------------------------------------------------------------------------------------
       Net income (loss)................................................................... $1,347,743  $  979,201  $  (185,726)
===============================================================================================================================
                              Changes in Capital and Surplus
                              ------------------------------

Capital and surplus, as of December 31, previous year...................................... $6,211,853  $5,049,651  $ 3,339,340
   Adjustment to beginning surplus.........................................................    (56,532)     55,538     (211,984)
-------------------------------------------------------------------------------------------------------------------------------
   Capital and surplus, as of January 1,...................................................  6,155,321   5,105,189    3,127,356
-------------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income (loss).......................................................................  1,347,743     979,201     (185,726)
   Change in net unrealized capital gains (net of capital gains taxes: 2007 - $131,952;
     2006 - $121,173; 2005 - $13,354)......................................................   (103,183)    119,660      164,444
   Change in net deferred income tax.......................................................    (73,791)    (13,270)     112,728
   Change in non-admitted assets...........................................................    184,885     (80,352)    (322,775)
   Change in provision for reinsurance.....................................................     12,980      81,328      166,585
   Paid in capital and surplus.............................................................    161,945          --    2,076,780
   Cash dividends to stockholder...........................................................   (615,000)         --      (31,732)
   Other surplus adjustments...............................................................     (1,572)      1,268           --
   Foreign exchange translation............................................................    227,629      18,829      (58,009)
-------------------------------------------------------------------------------------------------------------------------------
       Total changes in capital and surplus................................................  1,141,636   1,106,664    1,922,295
-------------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,.................................................... $7,296,957  $6,211,853  $ 5,049,651
===============================================================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW

                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                (000'S OMITTED)

-----------------------------------------------------------------------------------------
For the years ended December 31,                       2007         2006         2005
-----------------------------------------------------------------------------------------
              Cash From Operations
              --------------------

Premiums collected, net of reinsurance............ $ 7,948,658  $ 6,433,712  $ 7,096,647
Net investment income.............................   1,058,334      787,413      604,156
Miscellaneous income (expense)....................       7,137       75,317      (53,776)
-----------------------------------------------------------------------------------------
   Sub-total......................................   9,014,129    7,296,442    7,647,027
-----------------------------------------------------------------------------------------
Benefit and loss related payments.................   3,805,524    3,520,205    3,809,181
Commission and other expense paid.................   2,470,003    2,401,959    2,171,077
Dividends paid to policyholders...................         123        1,344          878
Change in federal and foreign income taxes........     330,784     (438,538)      (3,783)
-----------------------------------------------------------------------------------------
   Net cash provided from operations..............   2,407,695    1,811,472    1,669,674
-----------------------------------------------------------------------------------------
              Cash From Investments
              ---------------------

Proceeds from investments sold, matured, or repaid
   Bonds..........................................   4,926,616    5,231,792    4,129,223
   Stocks.........................................   3,450,014    3,211,715    2,795,546
   Other..........................................     269,849    1,646,730    3,042,793
-----------------------------------------------------------------------------------------
   Total proceeds from investments sold, matured,
     or repaid....................................   8,646,479   10,090,237    9,967,562
-----------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds..........................................   5,748,239   10,488,316    5,803,573
   Stocks.........................................   3,296,552    3,180,130    3,071,743
   Other..........................................     772,178      350,752    3,630,931
-----------------------------------------------------------------------------------------
   Total cost of investments acquired.............   9,816,969   14,019,198   12,506,247
-----------------------------------------------------------------------------------------
   Net cash (used in) investing activities........  (1,170,490)  (3,928,961)  (2,538,685)
-----------------------------------------------------------------------------------------
  Cash From Financing and Miscellaneous Sources

Capital and surplus paid-in.......................          --    1,326,780      750,000
Borrowed funds....................................     101,075           --           --
Dividends to stockholder..........................    (615,000)          --      (47,598)
Intercompany receivable and payable, net..........     (26,540)     342,735      195,946
Net deposit on deposit-type contracts and other
  insurance.......................................      71,282      262,411      285,727
Equities in underwriting pools and associations...    (360,841)    (184,691)    (190,476)
Collateral deposit liability......................    (258,127)     107,288       46,816
Other.............................................      (4,415)     438,392     (143,089)
-----------------------------------------------------------------------------------------
   Net cash provided from (used in) financing
     activities...................................  (1,092,296)   2,292,915      897,326
-----------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash........       3,328          338          718
   Net change in cash and short-term investments..     148,237      175,764       29,033
Cash and short-term investments:
   Beginning of year..............................     293,792      118,028       88,995
-----------------------------------------------------------------------------------------
   End of year.................................... $   442,029  $   293,792  $   118,028
=========================================================================================

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
POLICIES
--------

A. Organization
   ------------

   The American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc., (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

   On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

   The accompanying financial statements include the Company's U.S. operation and its Japan and Canadian branches.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Summary of Significant Statutory Basis Accounting Policies
   ----------------------------------------------------------
   Prescribed or Permitted Statutory Accounting Practices:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

   The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; (2) under New York Insurance Law, electronic data processing (EDP) apparatus and related equipment constituting a data processing, record keeping, or accounting system is allowed as an admitted asset to be amortized over a ten year period provided that the cost exceeds $50,000 per system; NAIC SAP allows EDP equipment and operating system software as assets, subject to an aggregate limit of three percent of surplus and an amortization period not to exceed the lesser of three years or the useful life; (3) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance, including parental letter of credits, that are not permitted under NAIC SAP; and (4) goodwill admissibility rules differ between New York Insurance Law and NAIC SAP. In addition, New York Insurance Law Section 1414 requires that the shares of a subsidiary insurer be valued at the lesser of the subsidiary's market value or book value as shown by its last annual statement or report on examination, whichever is more recent.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by NY SAP is shown below:

   ------------------------------------------------------------------------
   December 31,                             2007        2006        2005
   ------------------------------------------------------------------------
   Net income (loss), NY SAP............ $1,347,743  $  979,201  $ (185,726)
   State prescribed practices -
     (deduction):
      Non-tabular discounting...........    (21,301)    (21,866)    (31,431)
   ------------------------------------------------------------------------
   Net income (loss), NAIC SAP.......... $1,326,442  $  957,335  $ (217,157)
   ========================================================================
   Statutory surplus, NY SAP............ $7,296,957  $6,211,853  $5,049,651
   State prescribed practices -
     (charge):
      Non-tabular discounting...........   (255,772)   (234,471)   (212,605)
      Regulation 20 - other reinsurance
        credits.........................   (106,577)   (133,123)   (201,421)
      Regulation 20 - parental letters
        of credit.......................   (361,650)   (406,784)   (398,389)
      EDP equipment and software........         --          --     (93,881)
   ------------------------------------------------------------------------
   Total state prescribed practices.....   (723,999)   (774,378)   (906,296)
   ------------------------------------------------------------------------
   Statutory surplus, NAIC SAP.......... $6,572,958  $5,437,475  $4,143,355
   ========================================================================

   In 2006 and 2005, the Superintendent permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to $403,460. The Superintendent has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies is $30,616 and $131,697, respectively. In addition, the Superintendent has permitted the company to account for investments in publicly traded affiliated common stocks at the quoted market value less a discount as prescribed by NAIC SAP. The difference between the carrying value and book value as of December 31, 2007 and 2006 amounted to $266,864 and $251,881, respectively.

   In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and,
   (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

   Statutory Accounting Practices and Generally Accepted Accounting Principles:
   ----------------------------------------------------------------------------
   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:
   -----------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

    c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

    d. Estimated undeclared dividends to policyholders are accrued;

    e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

Under NAIC SAP:
---------------

    a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. Declared dividends to policyholders are accrued;

    e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

    g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

    i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Significant Statutory Accounting Practices:
   -------------------------------------------

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

    . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

       In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $505,415 and $160,750, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values

       Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

       by NAIC SAP. At December 31, 2007 and 2006, the average discount rate is approximately 20.95% and 20.1%, respectively. Other investments in affiliates are included in common stocks based on the net worth of the entity.

    . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains.

    . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

       Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

       Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

       Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

    . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,237,062 and $1,606,389, respectively, net of non-admitted premium balances of $52,913 and $55,203, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

   -------------------------------------------------------------------------
   For the years ended December 31,               2007      2006      2005
   -------------------------------------------------------------------------
   Net written premiums subject to
     retrospectively rated premiums............ $811,018  $684,635  $510,615
   Percentage of total net written premiums....     10.6%      8.7%      7.1%
   -------------------------------------------------------------------------

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

   In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

   The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

   Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

   As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

   Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling arrangement and related financial statement presentation.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims.

   The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $2,014,235 and $1,676,681, as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's tabular discount amounted to $285,969 and $238,180, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,014,235 and $1,676,681 as of December 31, 2007 and 2006, respectively. As of
   December 31, 2007 and 2006, the Company's non-tabular discount amounted to $255,772 and $234,471, respectively, all of which were applied against the Company's case reserves.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

                        American Home Assurance Company

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $24,539 and $21,036, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $137,278 and $107,392, respectively.

   Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

   During 2006 the Company recorded a pre-tax charge of $249,898 relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The corrections of these errors resulted in an after tax statutory credit (charge) of $(56,532), $55,538 and $(211,984) as of January 1, 2007, 2006 and 2005, respectively.

Accounting Adjustments to 2006, 2005 and 2004 Statutory Basis Financial
-----------------------------------------------------------------------
Statements
----------

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the correction of these errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The impact of these corrections on policyholder surplus as of January 1, 2007, 2006 and 2005 is as follows:

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2006..................................  $6,211,853
  Adjustments to beginning Capital and Surplus:
     Federal income taxes.......................................     (79,156)
     Goodwill...................................................       2,146
     Asset admissibility........................................       5,841
     Expense recognition........................................      14,637
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....     (56,532)
  ----------------------------------------------------------------------------
  Balance at January 1, 2007, as adjusted.......................  $6,155,321
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2005..................................  $5,049,651
  Adjustments to beginning Capital and Surplus:
     Asset admissibility........................................      (3,482)
     Foreign translation adjustment.............................     102,290
     Federal income taxes.......................................     (43,270)
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....      55,538
  ----------------------------------------------------------------------------
  Balance at January 1, 2006, as adjusted.......................  $5,105,189
  ============================================================================

  ----------------------------------------------------------------------------
                                                                 Policyholders
                                                                    Surplus
  ----------------------------------------------------------------------------
  Balance at December 31, 2004, as amended......................  $3,339,340
  Adjustments to beginning Capital and Surplus:
     Asset realization..........................................    (229,448)
     Revenue recognition........................................     (65,075)
     Federal income taxes.......................................      82,539
  ----------------------------------------------------------------------------
         Total adjustments to beginning Capital and Surplus.....    (211,984)
  ----------------------------------------------------------------------------
  Balance at January 1, 2005, as adjusted.......................  $3,127,356
  ============================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Asset realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see
Note 9).

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006.

                                                2007                    2006
--------------------------------------------------------------------------------------
                                        Carrying   Statutory    Carrying   Statutory
                                         Amount    Fair Value    Amount    Fair Value
--------------------------------------------------------------------------------------
Assets:
   Bonds.............................. $15,843,721 $16,075,222 $14,844,987 $15,146,927
   Common stocks......................   3,139,327   3,529,455   3,304,355   3,684,898
   Preferred stocks...................     613,732     610,622     587,471     588,334
   Other invested assets..............   1,943,313   1,943,313   1,509,651   1,509,651
   Securities lending collateral......     279,774     279,774     203,323     203,323
   Cash and short-term investments....     442,029     442,029     293,792     293,792
   Equities in underwriting pools and
     associations.....................   1,211,817   1,211,817     858,614     858,614
Liabilities:
   Securities lending payable......... $   304,398 $   304,398 $   203,323 $   203,323
   Collateral deposit liability.......     354,916     354,916     613,043     613,043
   Payable for securities.............       3,331       3,331     110,581     110,581
--------------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

    . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

    . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The carrying value of all other financial instruments approximates fair value.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

------------------------------------------------------------------------------------------------
                                                                 Gross      Gross       NAIC
                                                    Amortized  Unrealized Unrealized   Market
                                                      Cost       Gains      Losses     Value*
------------------------------------------------------------------------------------------------
As of December 31, 2007
   U.S. governments............................... $   331,397  $  9,847   $   114   $   341,130
   All other governments..........................     843,820    13,464       248       857,036
   States, territories and possessions............   2,729,603    53,167     2,240     2,780,530
   Political subdivisions of states, territories
     and possessions..............................   3,320,639    66,000     1,435     3,385,204
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   6,935,227   118,715    23,268     7,030,674
   Public utilities...............................      79,320       948        66        80,202
   Industrial and miscellaneous...................   1,603,715     7,578    10,847     1,600,446
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2007....... $15,843,721  $269,719   $38,218   $16,075,222
================================================================================================
As of December 31, 2006
   U.S. governments............................... $   331,819  $  1,828   $ 2,571   $   331,076
   All other governments..........................   1,195,804     5,207     3,017     1,197,994
   States, territories and possessions............   2,320,995    45,984       928     2,366,051
   Political subdivisions of states, territories
     and possessions..............................   3,319,677    79,061       796     3,397,942
   Special revenue and special assessment
     obligations and all non-guaranteed
     obligations of agencies and authorities and
     their political subdivisions.................   7,052,116   172,223     1,204     7,223,135
   Public utilities...............................      45,542       186       460        45,268
   Industrial and miscellaneous...................     579,034    10,772     4,345       585,461
------------------------------------------------------------------------------------------------
       Total bonds, as of December 31, 2006....... $14,844,987  $315,261   $13,321   $15,146,927
================================================================================================

As of December 31, 2007 and 2006, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $16,278,092 and $15,167,455, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
                                           Amortized  NAIC Market
                                             Cost       Value*
-----------------------------------------------------------------
   Due in one year or less............... $   810,320 $   811,360
   Due after one year through five years.     805,676     812,394
   Due after five years through ten
     years...............................   2,730,632   2,780,088
   Due after ten years...................  10,990,744  11,165,965
   Mortgaged-backed securities...........     506,349     505,415
-----------------------------------------------------------------
   Total bonds........................... $15,843,721 $16,075,222
=================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,         2007                  2006                  2005
--------------------------------------------------------------------------------------------------
                                              Equity                Equity                Equity
                                   Bonds    Securities   Bonds    Securities   Bonds    Securities
--------------------------------------------------------------------------------------------------
     Proceeds from sales........ $4,142,868 $2,980,634 $4,370,165 $3,151,915 $3,278,300 $2,703,032
     Gross realized gains.......     83,609    191,600      6,407    222,465     31,404    132,690
     Gross realized losses......     17,451    151,981     21,502    105,248     17,304     91,050
--------------------------------------------------------------------------------------------------

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The cost or amortized cost and NAIC market value* of the Company's common and preferred stocks as of December 31, 2007 and 2006 are set forth in the table below:

                                              December 31, 2007
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated....... $  498,958 $1,447,794  $138,650  $1,808,102    $2,310    $1,805,792
   Non-affiliated...  1,057,784    331,241    55,490   1,333,535        --     1,333,535
----------------------------------------------------------------------------------------
       Total........ $1,556,742 $1,779,035  $194,140  $3,141,637    $2,310    $3,139,327
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $     --  $       --    $   --    $       --
   Non-affiliated...    613,732         --     3,110     610,622        --       613,732
----------------------------------------------------------------------------------------
       Total........ $  613,732 $       --  $  3,110  $  610,622    $   --    $  613,732
========================================================================================

                                              December 31, 2006
----------------------------------------------------------------------------------------
                      Cost or     Gross      Gross       NAIC
                     Amortized  Unrealized Unrealized   Market   Non-Admitted  Carrying
                       Cost       Gains      Losses     Value*      Asset       Value
----------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated....... $  610,842 $1,517,992  $60,010   $2,068,824     $--      $2,068,824
   Non-affiliated...    991,365    266,605   22,439    1,235,531      --       1,235,531
----------------------------------------------------------------------------------------
       Total........ $1,602,207 $1,784,597  $82,449   $3,304,355     $--      $3,304,355
========================================================================================
Preferred stocks:
-----------------
   Affiliated....... $       -- $       --  $    --   $       --     $--      $       --
   Non-affiliated...    577,109     11,225       --      588,334      --         587,471
----------------------------------------------------------------------------------------
       Total........ $  577,109 $   11,225  $    --   $  588,334     $--      $  587,471
========================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $(289) and $0, respectively.

--------------------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                                        12 Months or Less   Greater than 12 Months         Total
------------------------------------------------------------------------------------------------------------------------
                                                        Fair     Unrealized  Fair      Unrealized    Fair     Unrealized
Description of Securities                               Value      Losses    Value       Losses      Value      Losses
------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments................................. $   12,878  $    98   $    406    $     16   $   13,284  $    114
   All other governments.............................     13,210      151     24,004          97       37,214       248
   States, territories and possessions...............    191,194    1,574     57,650         666      248,844     2,240
   Political subdivisions of states, territories and
     possessions.....................................    241,561    1,435         69          --      241,630     1,435
   Special revenue...................................  1,313,469   23,258      4,269          10    1,317,738    23,268
   Public utilities..................................      1,786        1     11,762          65       13,548        66
   Industrial and miscellaneous......................    719,728   10,065     99,735         782      819,463    10,847
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  2,493,826   36,582    197,895       1,636    2,691,721    38,218
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................      9,991    2,813    110,276     135,837      120,267   138,650
   Non-affiliated....................................    426,898   55,490         --          --      426,898    55,490
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    436,889   58,303    110,276     135,837      547,165   194,140
------------------------------------------------------------------------------------------------------------------------
   Preferred Stock...................................     15,904    3,110         --          --       15,904     3,110
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    452,793   61,413    110,276     135,837      563,069   197,250
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $2,946,619  $97,995   $308,171    $137,473   $3,254,790  $235,468
========================================================================================================================
As of December 31, 2006:
------------------------
   U. S. governments................................. $  101,082  $   767   $ 73,937    $  1,804   $  175,019  $  2,571
   All other governments.............................    683,798    1,753     57,405       1,264      741,203     3,017
   States, territories and possessions...............    135,854      161     64,833         767      200,687       928
   Political subdivisions of states, territories and
     possessions.....................................     80,117      277     35,991         519      116,108       796
   Special revenue...................................    289,115      808     39,210         396      328,325     1,204
   Public utilities..................................      1,236       14     18,342         446       19,578       460
   Industrial and miscellaneous......................     68,790      458    108,020       3,887      176,810     4,345
------------------------------------------------------------------------------------------------------------------------
   Total bonds.......................................  1,359,992    4,238    397,738       9,083    1,757,730    13,321
------------------------------------------------------------------------------------------------------------------------
   Affiliated........................................     51,933   11,938    192,596      48,072      244,529    60,010
   Non-affiliated....................................    137,829   17,626     90,656       4,813      228,485    22,439
------------------------------------------------------------------------------------------------------------------------
   Common stock......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total stocks......................................    189,762   29,564    283,252      52,885      473,014    82,449
------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks............................ $1,549,754  $33,802   $680,990    $ 61,968   $2,230,744  $ 95,770
========================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events; or

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $16,271, $17,934 and $972 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $14,097, $776 and $2,542 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2007    2006   2005
    ------------------------------------------------------------------------
    JC Flowers........................................ $ 6,017 $   -- $   --
    Electra European Fund ll..........................   2,619     --     --
    ATV VI............................................   1,604     --     --
    TH Lee Putnam.....................................   1,000     --     --
    Morgan Stanley III................................   1,032     --  1,684
    Gresham Global Investment Fund ll K4..............      --  2,559     --
    Items less than $1.0 million......................   1,820  1,051     11
    ------------------------------------------------------------------------
       Total.......................................... $14,092 $3,610 $1,695
    ========================================================================

As of December 31, 2007 and 2006, securities with a market value of $298,033 and $199,380, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $1,945. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,973,267 and $2,565,608 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $9,607, $7,329 and $7,139, respectively and interest expense of $99,036, $98,741 and $77,243, respectively.

The Company reported hybrid securities totaling $127,153 and $140,662 as of December 31, 2007 and 2006, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2007         2006         2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year.... $12,754,581  $11,620,078  $ 9,357,799
Adjustments for prior period corrections..........          --           --     (165,738)
Incurred losses and LAE related to:
   Current accident year..........................   5,366,376    5,343,020    5,111,414
   Prior accident years...........................     (80,939)      66,978    1,393,640
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE..............   5,285,437    5,409,998    6,505,054
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year..........................  (1,436,644)  (1,265,788)  (1,284,778)
   Prior accident years...........................  (2,871,272)  (3,009,707)  (2,792,259)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE..................  (4,307,916)  (4,275,495)  (4,077,037)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,... $13,732,102  $12,754,581  $11,620,078
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years (decreased) increased by $(80,939), $66,978 and $1,393,640 during 2007, 2006 and 2005, respectively. For 2007, the Company experienced favorable loss and LAE reserve development primarily related to accident years 2004 through 2006, partially offset by adverse developments from accident years 2003 and prior. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $199,953, $198,524 and $188,050, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,987,568, $6,322,799 and $7,425,539, respectively (exclusive of inter-company pooling).

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A. National Union Inter-company Pooling Agreement
   ----------------------------------------------

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------------------
                                                                             NAIC Co. Participation
Member Company                                                                 Code      Percent
---------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA.....................  19445       38.0%
American Home Assurance Company.............................................  19380       36.0%
Commerce and Industry Insurance Company (C&I)...............................  19410       10.0%
New Hampshire Insurance Company (NHIC)......................................  23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP)...................  19429        5.0%
AIG Casualty Company (formerly known as Birmingham Fire Insurance Company of
  Pennsylvania) (AIG Casualty)..............................................  19402        5.0%
AIU Insurance Company (AIUI)................................................  19399        1.0%
American International South Insurance Company..............................  40258        0.0%
Granite State Insurance Company.............................................  23809        0.0%
Illinois National Insurance Company.........................................  23817        0.0%
===================================================================================================

   American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

   Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. American International Underwriters Overseas Association Pooling Arrangement
   ----------------------------------------------------------------------------

   AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

 ------------------------------------------------------------------------------
                                                         NAIC Co. Participation
 Member Company                                            Code      Percent
 ------------------------------------------------------------------------------
 American International Underwriters Overseas, Limited..     --       67.0%
 New Hampshire Insurance Company........................  23841       12.0%
 National Union Fire Insurance Company of Pittsburgh, PA  19445       11.0%
 American Home Assurance Company........................  19380       10.0%
 ==============================================================================

   In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

   At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and
   (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,211,817 and $858,614, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   ------------------------------------------------------------------------
   As of December 31,                                      2007      2006
   ------------------------------------------------------------------------
   Loss and LAE reserves..............................   $876,280  $778,277
   Unearned premium reserves..........................   $355,239  $337,926
   Funds held.........................................   $ 23,885  $ 17,712
   Ceded balances payable.............................   $103,406         +
   Reinsurance recoverable............................   $(39,825)        +
   Retroactive reinsurance............................   $   (967)        +
   ========================================================================

--------
+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

   Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $29,541 and $32,575, respectively.

C. Guarantee Arrangements
   ----------------------

   The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

   The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The guarantees that were in effect as of December 31, 2007 are included in the table below:

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Date    Policyholder's   Invested   Estimated Policyholder's
Guaranteed Company                                              Issued    Obligations      Assets      Loss       Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc......................        11/05/97   $     96,532  $    135,374   $  --     $    64,747
American International Insurance Company...............        11/05/97        339,348       607,588      --         367,164
AIG Mexico Seguros Interamericana, S.A. de C.V.........        12/15/97        146,257        89,058      --          93,151**
American International Insurance Company of
  California, Inc......................................        12/15/97        299,821        46,504      --          23,448
American International Insurance Company of New
  Jersey...............................................        12/15/97        102,911        45,221      --          30,214
AIG Advantage Insurance Company (formerly Minnesota
  Ins. Co.)............................................        12/15/97         38,748        48,482      --          22,398
Landmark Insurance Company, Ltd. (UK).................. (++) * 03/02/98        249,656     1,003,935      --       3,278,309
AIG Europe S.A.........................................        03/02/98      3,140,742     1,788,335      --       1,207,946**
AIG Edison Life Insurance Company......................        09/15/98     20,585,832    21,803,000      --       2,253,372
AIG SunAmerica Life Assurance Company.................. (+) *  01/04/99      3,976,384     4,815,099      --       1,154,680
First SunAmerica Life Insurance Company................     *  01/04/99      5,217,065     5,587,285      --         503,904
SunAmerica Life Insurance Company...................... (+) *  01/04/99     27,608,239    38,660,176      --       4,721,343
AIG Europe (Netherlands) N.V...........................        11/01/02        925,381       218,192      --         165,744**
American General Life Insurance Company................  (+)   03/03/03     30,797,466    29,036,959      --       3,206,772
American General Life and Accident Insurance
  Company..............................................        03/03/03      7,891,174     8,817,084      --         546,887
The United States Life Insurance Company of the City of
  NY...................................................        03/03/03      4,326,164     4,954,397      --         510,596
The Variable Annuity Life Insurance Company............  (+)   03/03/03     29,260,035    33,967,669      --       3,631,737
AIG Czech Republic Posjistovna, A.S....................        03/03/03              5            --      --          30,860**
Lloyd's Syndicate 1414.................................            (+++)       454,396       898,412      --         203,632**
-----------------------------------------------------------------------------------------------------------------------------
Total guarantees.......................................                   $135,456,156  $152,522,770   $  --     $22,016,904
=============================================================================================================================

--------
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on 12/15/04 and 1/20/05 were terminated on 10/31/07.
    Guarantee issued on 11/1/02 is still in effect.
* The guaranteed company is also backed by a support agreement issued by AIG. ** Policyholders' surplus is based on local GAAP financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


D. Investments in Affiliates

   As of December 31, 2007 and 2006, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2007 balance is net of $2,310 of non-admitted balances.

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost    December 31,   Change in Equity
Affiliated Common Stock Investments     Percent     2007            2007             2007
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   64,747        $  (4,865)
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         245,157         (155,861)
American International Realty
  Corporation.........................   31.47%     37,771          50,423            6,379
Eastgreen, Inc........................   13.42%     12,804           9,991           (4,231)
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445              --           (2,816)(a)
AIG Mexico Industrial, L.L.C..........   49.00%      8,725           8,959            6,517
American International Life Assurance
  Company.............................    0.00%         --              --         (157,619)
American International Insurance
  Company.............................   25.00%     25,000          91,791            2,334
AIG Claim Service, Inc................    0.00%         --              --          (46,675)
Transatlantic Holdings, Inc...........   33.34%     34,068       1,226,758          178,435
21st Century Insurance Group..........   16.30%    240,668         107,966          (84,630)
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $498,958      $1,805,792        $(263,032)
===============================================================================================

--------
(a)  Balance not admitted

-----------------------------------------------------------------------------------------------
                                                             Carrying Value at
                                       Ownership Actual Cost   December 31,    Change in Equity
Affiliated Common Stock Investments     Percent     2006           2006              2006
-----------------------------------------------------------------------------------------------
AIG Hawaii Insurance Company, Inc.....  100.00%   $ 10,000      $   69,612         $  9,783
AIG Non Life Holding Company (Japan),
  Inc.................................  100.00%    124,477         401,018           69,103
American International Realty
  Corporation.........................   31.47%     29,581          44,044           18,696
Eastgreen, Inc........................   13.42%     12,804          14,222              287
Pine Street Real Estate Holdings
  Corporation.........................   31.47%      5,445           2,816          (18,531)
AIG Mexico Industrial, L.L.C..........   49.00%      9,463           2,442            1,425
American International Life Assurance
  Company.............................   22.48%     70,387         157,619            1,090
American International Insurance
  Company.............................   25.00%     25,000          89,457           13,559
AIG Claim Service, Inc................   50.00%     48,962          46,675          (12,204)
Transatlantic Holdings, Inc...........   33.34%     34,055       1,048,323          (86,094)
21st Century Insurance Group..........   16.65%    240,668         192,596           16,041
-----------------------------------------------------------------------------------------------
Total common stocks - affiliates......            $610,842      $2,068,824         $ 13,155
===============================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see Note 2).

   The remaining equity interest in these investments, except for Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $1,368,930 and $1,032,694, respectively.

   During 2007, the Company realized gains of $130,801 from the sale of American International Life Assurance Company and AIG Domestic Claims.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Other Related Party Transactions

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends.

---------------------------------------------------------------------------------------------------
                                                   Assets Received by      Assets Transferred by
                                                       the Company              the Company
---------------------------------------------------------------------------------------------------
  Date of       Explanation of        Name of     Statement
Transaction      Transaction         Affiliate      Value   Description Statement Value Description
---------------------------------------------------------------------------------------------------
 03/19/07         Bond sale             NHIC      $ 28,555     Cash        $ 28,555        Bond
 03/19/07         Bond sale         AIG Casualty    67,801     Cash          67,801        Bond
 03/19/07         Bond sale             C&I         36,452     Cash          36,452        Bond
 03/19/07         Bond sale             ISOP        59,458     Cash          58,121        Bond
 03/19/07         Bond sale          Lexington     139,013     Cash         137,416        Bond
 03/23/07         Bond sale          AIG Excess     25,556     Cash          24,981        Bond
 03/30/07          Dividend            AIGCIG           --      --          500,000        Cash
 05/31/07          Dividend            AIGCIG           --      --           75,000        Cash
 12/03/07          Dividend            AIGCIG           --      --           40,000        Cash
 08/30/07   Purchase of investment     AIGSL       136,735     Bonds        138,478        Cash
 12/17/07   Sale of investment (1)      AIG        191,000     Cash         191,000     Investment
 12/17/07   Sale of investment (2) National Union   59,000     Cash          59,000     Investment
 10/24/07    Capital contribution      AIGCIG        1,840    In kind            --         --
 12/31/07    Capital contribution      AIGCIG          105    In kind            --         --
 12/31/07    Capital contribution       AIG        160,000    In kind            --         --

--------
(1)  Sale of American International Life Assurance Company to AIG
(2)  Sale of AIG Domestic Claims to National Union
AIGSL: AIG Security Lending

------------------------------------------------------------------------------------------
                                          Assets Received by      Assets Transferred by
                                             the Company               the Company
------------------------------------------------------------------------------------------
  Date of    Explanation of    Name of  Statement
Transaction   Transaction     Affiliate   Value    Description Statement Value Description
------------------------------------------------------------------------------------------
06/29/2006  Loan Satisfaction A100 LLC  $1,170,421    Cash           $--           n/a
06/29/2006  Loan Satisfaction  AIRCO    $  239,966    Cash           $--           n/a
------------------------------------------------------------------------------------------

   The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

   The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2007, 2006 and 2005.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

   ---------------------------------------------------------------------------
   For the years ended December 31,                  2007     2006     2005
   ---------------------------------------------------------------------------
   AIG Technology, Inc............................ $ 28,562 $ 24,562 $ 24,421
   AIG Global Investment Corp.....................    7,273    6,047    3,668
   AIG Domestic Claims, Inc.......................  109,925  117,231  117,437
   ---------------------------------------------------------------------------
   Total.......................................... $145,760 $147,840 $145,526
   ===========================================================================

   As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $126,534 and $100,915, respectively.

   Federal and foreign income taxes recoverable from AIG as of December 31, 2007 and 2006 amounted to $143,717 and $63,569, respectively.

   During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

     ---------------------------------------------------------------------
     As of December 31,                               2007   2006   2005
     ---------------------------------------------------------------------
     Accounts receivable sold....................... $53,865 $--  $191,606
     Losses recorded................................   1,605  --     3,436
     ---------------------------------------------------------------------

   There were no premium receivable sales in 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     ----------------------------------------------------------------------
     As of December 31,                                   2007      2006
     ----------------------------------------------------------------------
     Balances with pool member companies............... $ 48,873 $1,449,305
     Balances less than 0.5% of admitted assets........  103,311     98,281
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates.... $152,184 $1,547,586
     ======================================================================
     Balances with pool member companies............... $113,001 $1,434,952
     Balances less than 0.5% of admitted assets........    2,694     49,603
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and
       affiliates...................................... $115,695 $1,484,555
     ======================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,          2007                    2006                     2005
---------------------------------------------------------------------------------------------------------
                                   Written     Earned      Written     Earned      Written      Earned
---------------------------------------------------------------------------------------------------------
 Direct premiums................ $ 6,744,997 $ 7,388,935 $ 7,514,507 $ 7,180,260 $ 6,522,919 $ 6,219,261
 Reinsurance premiums assumed:
    Affiliates..................  11,006,993  11,024,337  11,336,822  11,001,341  11,104,687  11,235,985
    Non-affiliates..............     173,756     107,304      48,750     243,681      23,903    (176,461)
---------------------------------------------------------------------------------------------------------
        Gross premiums..........  17,925,746  18,520,576  18,900,079  18,425,282  17,651,509  17,278,785
---------------------------------------------------------------------------------------------------------
 Reinsurance premiums ceded:
    Affiliates..................   9,049,872   9,598,801   9,833,954   9,534,749   9,252,497   9,022,390
    Non-affiliates..............   1,215,889   1,218,759   1,182,156   1,190,522   1,247,759   1,210,575
---------------------------------------------------------------------------------------------------------
        Net premiums............ $ 7,659,985 $ 7,703,016 $ 7,883,969 $ 7,700,011 $ 7,151,253 $ 7,045,820
=========================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                      Assumed Reinsurance    Ceded Reinsurance            Net
---------------------------------------------------------------------------------------
                      Unearned              Unearned              Unearned
                      Premium   Commission  Premium   Commission  Premium    Commission
                      Reserves    Equity    Reserves    Equity    Reserves     Equity
--------------------------------------------------------------------------------------
December 31, 2007
   Affiliates....... $5,562,341  $646,155  $3,295,177  $372,259  $2,267,164   $273,896
   Non-affiliates...     78,003     9,061     493,629    55,766    (415,626)   (46,705)
--------------------------------------------------------------------------------------
   Totals........... $5,640,344  $655,216  $3,788,806  $428,025  $1,851,538   $227,191
======================================================================================
December 31, 2006
   Affiliates....... $5,579,685  $675,713  $3,844,106  $423,050  $1,735,579   $252,663
   Non-affiliates...     11,551     1,399     496,499    54,641    (484,948)   (53,242)
--------------------------------------------------------------------------------------
   Totals........... $5,591,236  $677,112  $4,340,605  $477,691  $1,250,631   $199,421
======================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

    -----------------------------------------------------------------------
                                         Unearned  Paid Losses Reserves for
                                         Premium       and      Losses and
                                         Reserves      LAE         LAE
    -----------------------------------------------------------------------
    December 31, 2007
       Affiliates...................... $3,295,177  $195,333   $15,139,495
       Non-affiliates..................    493,629   405,240     2,668,848
    -----------------------------------------------------------------------
       Total........................... $3,788,806  $600,573   $17,808,343
    =======================================================================
    December 31, 2006
       Affiliates...................... $3,844,106  $ 82,387   $14,899,524
       Non-affiliates..................    496,499   405,856     2,873,315
    -----------------------------------------------------------------------
       Total........................... $4,340,605  $488,243   $17,772,839
    =======================================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

  ---------------------------------------------------------------------------
                                                         NAIC Co.
  Reinsurer                                                Code     Amount
  ---------------------------------------------------------------------------
  Affilliates:
     National Union Pool................................          $15,376,524
     American International Underwriters Overseas, Ltd..     --       422,355
     American International Insurance Company...........  32220       395,324
     Transatlantic Reinsurance Company..................  19453       275,284
     New Hampshire Indemnity Company....................  23833       165,096
     AIG Global Trade and Political Risk Insurance Co...  10651       149,420
     American International Life Assurance Co. NY (US)..  60607        25,395
     United Guaranty Insurance Company..................  11715        11,406
     Hartford Steam Boiler Inspection and Insurance Co..  11452         9,316
     Audubon Insurance Company..........................  19933         6,563
     AIG Excess Liability Insurance Company, Ltd........  10932         2,629
     Ascot Syndicate Lloyds 1414........................     --         1,520
     AIUOA..............................................     --         1,314
     AIG General Ins Co (Thailand) (F/Universal)........     --         1,271
     Other affiliates below $1.0 million................     --         4,537
  ---------------------------------------------------------------------------
         Total affiliates...............................          $16,847,954
  ---------------------------------------------------------------------------
     Swiss Re Group.....................................     --       248,811
  ---------------------------------------------------------------------------
         Total non affiliates...........................              248,811
  ---------------------------------------------------------------------------
     Total affiliates and non affiliates................          $17,096,765
  ===========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company reported in its Statements of Income $144, $12,318 and $43,141, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,710), respectively, less losses incurred of $144, $12,318 and $41,431, respectively, as a result of commutations with the following reinsurers:

    -----------------------------------------------------------------------
    Company                                            2007  2006    2005
    -----------------------------------------------------------------------
    Trenwick America.................................. $ -- $ 8,280 $    --
    Alea Group........................................   --   2,432      --
    SCOR Reinsurance Company..........................   --      --  42,442
    Other reinsurers below $1 million.................  144   1,606     699
    Total............................................. $144 $12,318 $43,141
    =======================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $81,670 and $78,472, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverables balances of $13,734, $30,849 and $65,282, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

  ---------------------------------------------------------------------------
                                            2007                 2006
  ---------------------------------------------------------------------------
                                     Assumed     Ceded    Assumed     Ceded
  ---------------------------------------------------------------------------
  Reserves transferred:

     Initial reserves.............. $ 216,347  $453,727  $ 216,347  $453,727
     Adjustments--prior year(s)....  (173,698)  (25,147)  (171,243)  (33,563)
     Adjustments--current year.....    15,598    16,474     (2,455)    8,416
  ---------------------------------------------------------------------------
     Balance as of December 31,....    58,247   445,054     42,649   428,580
  ---------------------------------------------------------------------------

  Paid losses recovered:

     Prior year(s).................    19,407   367,297     12,212   355,120
     Current year..................     8,354    12,448      7,195    12,177
  --------------------------------------------------------------------------
     Total recovered as of
       December 31,................    27,761   379,745     19,407   367,297
  --------------------------------------------------------------------------
     Carried reserves as of
       December 31,................ $  30,486  $ 65,309  $  23,242  $ 61,283
  ==========================================================================
  Consideration paid or received:

     Initial reserves.............. $ 201,597  $276,437  $ 201,597  $276,437
     Adjustments--prior year(s)....  (180,015)  (14,331)  (180,000)  (18,869)
     Adjustments--current year.....       133       431        (15)    4,538
  --------------------------------------------------------------------------
     Total paid as of December 31,. $  21,715  $262,537  $  21,582  $262,106
  ==========================================================================

                                     Assumed     Ceded    Assumed     Ceded
  --------------------------------------------------------------------------
  Special surplus from
    retroactive reinsurance:

     Initial surplus gain or loss
       realized.................... $      --  $ 47,559  $      --  $ 47,559
     Adjustments--prior year(s)....        --     2,289         --    20,548
     Adjustments--current year.....        --      (515)        --   (18,260)
  --------------------------------------------------------------------------
     Balance as of December 31,
       2007........................ $      --  $ 49,333  $      --  $ 49,847
  ==========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

The Company's retroactive reinsurance balance (by reinsurer) as of December 31, 2007, is set forth in the table below:

                                                        2007            2006
----------------------------------------------------------------------------------
Reinsurer                                          Assumed  Ceded  Assumed  Ceded
----------------------------------------------------------------------------------
   American International Reins. Co............... $    -- $44,140         $45,664
   American International Specialty Lines
     Insurance Company............................  26,275      --  17,247
   AXA Corporate Solutions........................      --   1,354
   Commerce and Industry Insurance Company of
     Canada.......................................   4,174      --   5,930
   Lyndon Property Ins. Company...................      --   1,142           1,780
   PEG Reinsurance Co.............................      --  13,978           8,830
   All other reinsurers less than $1.0 million....      37   4,695      65   5,009
----------------------------------------------------------------------------------
   Total.......................................... $30,486 $65,309 $23,242 $61,283
==================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct........................................................ $     --  $ 95,122    $    --    $     --
   Assumed.......................................................       --    94,389     98,917          --
   Ceded.........................................................  751,468        --         --     695,928
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $751,468  $189,511    $98,917    $695,928
=============================================================================================================

                                                                  Deposit    Deposit   Funds Held Funds Held
                                                                  Assets   Liabilities   Assets   Liabilities
-------------------------------------------------------------------------------------------------------------
December 31, 2006:
   Direct........................................................ $     --  $ 77,954    $    --    $     --
   Assumed.......................................................       --    94,342     94,279          --
   Ceded.........................................................  809,537        --         --     703,508
-------------------------------------------------------------------------------------------------------------
   Total......................................................... $809,537  $172,296    $94,279    $703,508
=============================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                   Deposit     Deposit    Deposit      Deposit
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 809,537   $172,296   $1,336,343  $  486,910
   Deposit activity, including loss recoveries...................  (106,254)    17,935     (654,672)   (343,610)
   Interest income or expense, net of amortization of margin.....    39,148       (720)     113,438      28,996
   Non-admitted asset portion....................................     9,037         --       14,428          --
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $ 751,468   $189,511   $  809,537  $  172,296
================================================================================================================

                                                                           2007                   2006
----------------------------------------------------------------------------------------------------------------
                                                                  Funds Held Funds Held  Funds Held  Funds Held
                                                                    Assets   Liabilities   Assets    Liabilities
----------------------------------------------------------------------------------------------------------------
Balance at January 1............................................. $  94,279   $703,508   $  432,987  $1,006,426
   Contributions.................................................     4,664      1,016           --      60,915
   Withdrawals...................................................       (26)   (54,096)    (355,065)   (422,715)
   Interest......................................................        --     45,500       16,357      58,882
----------------------------------------------------------------------------------------------------------------
Balance as of December 31........................................ $  98,917   $695,928   $   94,279  $  703,508
================================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $611,039 and $630,370, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and $406,719, respectively, and funds held on deposit accounting liability of $1,347 and $273,291, respectively. During 2006, the Company commuted $40,267 of the deposit assets and $40,267 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets-$97,009, funds held on deposit accounting-$332,073, deposit accounting liability-$314,735 and funds held on deposit accounting liability-$82,054.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

   ------------------------------------------------------------------------
   As of December 31,                                    2007        2006
   ------------------------------------------------------------------------
   Gross deferred tax assets......................... $1,205,925  $1,236,352
   Gross deferred tax liabilities....................    526,581     351,266
   ------------------------------------------------------------------------
   Net deferred tax assets/liabilities...............    679,344     885,086
   Non-admitted deferred tax assets in accordance
     with SSAP No.10, income taxes...................    296,766     463,186
   ------------------------------------------------------------------------
   Net admitted deferred tax assets                   $  382,578  $  421,900
   ========================================================================
   Increase in non-admitted deferred tax assets
      Adjustment to December 31, 2006 Surplus........    (83,683)
   Change in non-admitted deferred tax
     assets-current year............................. $  250,103
   ------------------------------------------------------------------------
   Change in non-admitted deferred tax assets........ $  166,420
   ========================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

-----------------------------------------------------------------------------------------
For the years ended December 31,                               2007     2006      2005
-----------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net
  investment income......................................... $309,946 $261,144 $(252,358)
Federal income tax adjustment-prior year....................   38,413    2,119     9,311
-----------------------------------------------------------------------------------------
Current income tax expense (benefit)........................ $348,359 $263,263 $(243,047)
=========================================================================================

Income tax on realized capital gains........................ $ 29,141 $ 29,092 $  20,492
=========================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, and changes in deferred income taxes for 2007 is set forth in the table below:

-------------------------------------------------------------------------------------------------
As of December 31,                                                2007        2006       Change
-------------------------------------------------------------------------------------------------
Deferred Tax Assets...........................................
   Loss reserve discount...................................... $  402,282  $  476,856  $ (74,574)
   Non-admitted assets........................................    208,445     160,128     48,317
   Unearned premium reserve...................................    313,279     316,291     (3,012)
   Partnership adjustments....................................     40,925      33,192      7,733
   Bad debt...................................................    151,901     183,902    (32,001)
   Other temporary difference.................................     89,093      65,983     23,110
-------------------------------------------------------------------------------------------------
       Gross deferred tax assets..............................  1,205,925   1,236,352    (30,427)
     Non-admitted deferred tax assets.........................   (296,766)   (546,869)   250,103
     Non-admitted deferred tax assets-Adj to Dec 31 2006
       surplus................................................         --      83,683    (83,683)
-------------------------------------------------------------------------------------------------
       Admitted deferred tax assets...........................    909,159     773,166    135,993
-------------------------------------------------------------------------------------------------
Deferred tax liabilities......................................
   Unrealized capital gains...................................   (393,879)   (236,490)  (157,389)
   Deferred tax remediation-Adj to Dec 31, 2006 surplus.......         --     (83,683)    83,683
   Partnership adjustments....................................    (67,403)     (7,437)   (59,966)
   Other temporary differences................................    (65,299)    (23,656)   (41,643)
-------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
       Net admitted deferred tax assets....................... $  382,578  $  421,900  $ (39,322)
=================================================================================================
   Gross deferred tax assets.................................. $1,205,925  $1,236,352  $ (30,427)
   Gross deferred tax liabilities.............................   (526,581)   (351,266)  (175,315)
-------------------------------------------------------------------------------------------------
   Net deferred tax assets.................................... $  679,344  $  885,086  $(205,742)
=================================================================================================
   Income tax effect of unrealized capital (gains)/losses.....                           157,389
   Income tax effect of unrealized capital (gains) / losses
     -remediation adjustments.................................                           (25,438)
-------------------------------------------------------------------------------------------------
   Change in net deferred income taxes........................                         $ (73,791)
=================================================================================================

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the year ended December 31, 2007, 2006 and 2005 are as follows:

                                                            2007                   2006                  2005
---------------------------------------------------------------------------------------------------------------------
                                                     Amount    Tax Effect   Amount    Tax Effect   Amount   Tax Effect
---------------------------------------------------------------------------------------------------------------------
Income before federal income taxes and capital
  gain taxes...................................... $1,725,242  $ 603,835  $1,271,556  $ 445,045  $(408,280) $(142,898)
Book to tax adjustments:
   Tax exempt income and dividends received
     deduction, net of proration..................   (543,812)  (190,334)   (455,068)  (159,274)  (296,930)  (103,926)
   Intercompany dividends.........................     (5,993)    (2,097)    (21,938)    (7,678)   (11,240)    (3,934)
   Meals and entertainment........................      1,749        612          --         --         --         --
   Non-deductible penalties.......................      1,508        528          --         --         --         --
   Change in non-admitted assets..................   (138,048)   (48,317)    132,784     46,474    (54,557)   (19,095)
   Federal income tax adjustment--prior year......         --     55,224          --         --         --     (9,311)
   Remediation adjustments........................         --         --     (17,777)    (6,222)  (103,837)   (36,343)
   Change in tax reserves.........................         --         --          --         --         --    (21,763)
   Change in tax position.........................         --     31,840          --         --         --         --
   Foreign tax credits............................         --         --          --    (14,104)        --    (52,544)
   Other..........................................         --         --          --      1,384         --        631
---------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments..................   (684,596)  (152,544)   (361,999)  (139,420)  (466,564)  (246,285)
---------------------------------------------------------------------------------------------------------------------
Federal taxable income............................ $1,040,646  $ 451,291  $  909,557  $ 305,625  $(874,844) $(389,183)
=====================================================================================================================

Current federal income tax expense................             $ 348,359              $ 263,263             $(243,047)
Income tax on net realized capital gains..........                29,141                 29,092                20,492
Change in deferred income taxes...................                73,791                 13,270              (166,628)
                                                               ---------              ---------             ---------
Total federal income tax benefit..................             $ 451,291              $ 305,625             $(389,183)
                                                               =========              =========             =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Current year                                                 $ 225,980
     ------------                                                 ---------
     First preceding year........................................ $188,321
     ----------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $231,602 during 2007 and $372,256 during 2006.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

          ------------------------------------------------------------
          Gross unrecognized tax benefits at January 1,         2007
          ------------------------------------------------------------
             Increases in tax positions for prior years....... $ 3,527
             Decreases in tax positions for prior years.......  33,171
             Increases in tax positions for current years.....      --
             Lapse in statute of limitations..................      --
             Settlements......................................      --
          ------------------------------------------------------------
          Gross unrecognized tax benefits at December 31, 2007 $36,698
          ============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $36,698. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $36,698.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, the Company had accrued $727 and $6,868 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,141 of interest and penalties in the Statement of Income.

The Company does not believe that there will be a material change to the balance of unrecognized tax benefit within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                     Major Tax Jurisdictions Open Tax Years
                     --------------------------------------
                          United States.....   1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A. Pension
   -------

   Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

   Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

   The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.

   --------------------------------------------------------
   As of December 31,                   2007       2006
   --------------------------------------------------------
   Fair value of plan assets........ $3,004,869 $2,637,415
   Less projected benefit obligation  2,719,971  2,673,615
   --------------------------------------------------------
   Funded status.................... $  284,898 $  (36,200)
   ========================================================

   The Company's share of net expense for the qualified pension plan was $5,001, $9,000 and $6,500 for the years ended December 31, 2007, 2006 and
   2005, respectively.

   The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2007 and 2006, the Company recorded in other liabilities its pension liabilities which amounted to $6,018 and $2,705, respectively.

B. Postretirement Benefit Plans
   ----------------------------

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

   Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over. AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
   (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2007 and 2006 were $190,417 and $184,884, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $310, $282 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

   AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

   -------------------------------------------------------------------------
   As of December 31,                            2007      2006      2005
   -------------------------------------------------------------------------
      Discount rate...........................     6.50%     6.00%     5.50%
      Rate of compensation increase (average).     4.25%     4.25%     4.25%
      Measurement date........................ December  December  December
                                               31, 2007  31, 2006  31, 2005

      Medical cost trend rate.................      N/A       N/A       N/A
   =========================================================================

C. Stock Option and Deferred Compensation Plans
   --------------------------------------------

   Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,028, $6,242 and $2,177, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D. Post-employment Benefits and Compensated Balances
   -------------------------------------------------

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


E. Impact of Medicare Modernization Act on Post Retirement Benefits
   ----------------------------------------------------------------

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A. Capital and Surplus
   -------------------

The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:

   -------------------------------------------------------------------------
                                                       2007         2006
   -------------------------------------------------------------------------
   Unrealized gains................................ $2,030,455  $ 2,001,686
   Non-admitted asset values....................... $ (976,915) $(1,161,800)
   Provision for reinsurance....................... $ (115,844) $  (128,824)
   =========================================================================

   During 2005, the board of directors of AIG, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate
   Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Ultimate Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the State of New York.

   During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


B. Risk-Based Capital Requirements
   -------------------------------

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

C. Dividend Restrictions
   ---------------------

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2007) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2007, the maximum dividend payment, which may be made without prior approval during 2008, is approximately $729,696.

   Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   During 2007, the Company paid $615,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


NOTE 12 - CONTINGENCIES
-----------------------

A. Legal Proceedings
   -----------------

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000 plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation
   (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and
   (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On
   March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner - and not RPC - has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

   The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

   On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
   Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

   A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

   The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

   On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

   A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

   Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

   On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

   On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

   AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

   On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   jurisdictional ruling.

   On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Asbestos and Environmental Reserves
   -----------------------------------

   The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

   The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

   The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

   The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                             Asbestos Losses               Environmental Losses
-------------------------------------------------------------------------------------------------------------------
                                                      2007        2006        2005       2007      2006      2005
-------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year.......... $1,098,137  $1,087,625  $  693,044  $178,384  $288,676  $256,889
   Incurred losses and LAE........................     34,757     159,878     489,955      (468)  (75,819)   63,051
   Calendar year paid losses and LAE..............   (149,863)   (149,366)    (95,374)  (40,781)  (34,473)  (31,264)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year................ $  983,031  $1,098,137  $1,087,625  $137,135  $178,384  $288,676
===================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year.......... $   97,344  $   97,399  $   90,162  $  4,948  $  6,561  $  6,626
   Incurred losses and LAE........................      5,160      14,332      14,722     1,386    (1,462)      830
   Calendar year paid losses and LAE..............    (12,849)    (14,387)     (7,485)     (401)     (151)     (895)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $   89,655  $   97,344  $   97,399  $  5,933  $  4,948  $  6,561
===================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year.......... $  533,105  $  518,246  $  348,261  $ 92,210  $134,977  $142,025
   Incurred losses and LAE........................     10,155      83,696     209,273     1,691   (22,324)   16,410
   Calendar year paid losses and LAE..............    (79,170)    (68,837)    (39,288)  (22,273)  (20,443)  (23,458)
-------------------------------------------------------------------------------------------------------------------
Loss and LAE reserves, end of year................ $  464,090  $  533,105  $  518,246  $ 71,628  $ 92,210  $134,977
===================================================================================================================

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                        Asbestos Losses         Environmental Losses
------------------------------------------------------------------------------------------------------
                                                     2007     2006     2005    2007    2006     2005
------------------------------------------------------------------------------------------------------
Direct basis...................................... $619,127 $736,453 $780,191 $56,093 $70,439 $126,306
Assumed reinsurance basis.........................   44,945   61,885   61,056   1,191     614    1,383
Net of ceded reinsurance basis....................  296,910  378,726  373,664  25,942  37,524   61,177

The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                       Asbestos Losses      Environmental Losses
--------------------------------------------------------------------------------------------------
                                                    2007    2006    2005    2007    2006    2005
--------------------------------------------------------------------------------------------------
Direct basis...................................... $68,792 $81,828 $86,688 $24,040 $30,189 $54,131
Assumed reinsurance basis.........................   6,570   6,876   6,784     351     263     593
Net of ceded reinsurance basis....................  34,565  42,081  41,518  10,958  16,082  26,219

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------

indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C. Leases
   ------

   The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through 2021. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $44,783, $38,451 and $34,816 in 2007, 2006 and 2005,
   respectively.

   At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

          2008.............................................. $ 54,090
          2009..............................................   51,789
          2010..............................................   51,290
          2011..............................................   49,518
          2012..............................................   51,631
          Thereafter........................................  333,418
          -----------------------------------------------------------
             Total minimum lease payments................... $591,736
          ===========================================================

   Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D. Other Contingencies
   -------------------

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

   As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

   In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $667,318, and included unrecorded loss contingencies of $802,835.

   As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $667,318. The Company expects only a small portion of this portfolio will be called during 2008.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


   As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,620,497 and $3,833,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims amounted to $289,629 and $332,913, respectively, of which $16,272 and $19,716, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $123, $1,344 and $19, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

        ----------------------------------------------------------------
        Other Admitted Assets                         2007       2006
        ----------------------------------------------------------------
        Guaranty funds receivable or on deposit... $  18,468  $  18,220
        Loss funds on deposit.....................   103,439     92,573
        Outstanding loss drafts--suspense accounts   430,304    489,807
        Accrued recoverables......................        --      4,691
        Other.....................................    25,777      3,176
        Allowance for doubtful accounts...........  (395,847)  (429,224)
        ----------------------------------------------------------------
           Total other admitted assets............ $ 182,141  $ 179,243
        ================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2007 the Company's liability for insolvency assessments amounted to $39,027 with a related asset for premium tax credits of $18,468. Of the amount accrued, the Company expects to pay approximately $20,558 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,041 of premium tax offset credits and the associated liability in years two through five. The remaining $6,427 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $395,847 and $429,224, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2007, 2006 AND 2005

                                (000's OMITTED)
--------------------------------------------------------------------------------


During 2007, 2006 and 2005, the Company recorded $89,886, $49,761 and $145,742, respectively, of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

--------------------------------------------------------------------------------
Other liabilities                                               2007     2006
--------------------------------------------------------------------------------
Other liabilites............................................. $153,990 $107,092
Amounts withheld or retained by company for account of others   13,840   28,058
Loss clearing................................................   15,325   12,166
Policyholder funds on deposit................................   11,341   11,572
Liability for pension and severance pay......................    6,018    2,705
Remmittances and items not allocated.........................   39,116   37,240
Accrued retrospective premiums...............................   41,587   77,001
Accounts payable.............................................   24,852   23,743
Deferred commission earnings.................................   11,890   10,039
Service carrier liabilty.....................................    9,195    2,336
Retroactive reinsurance payable..............................   16,299  (14,859)
--------------------------------------------------------------------------------
Total other liabilties....................................... $343,453 $297,093
================================================================================

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                          PART C -- OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements


The following financial statements of FS Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 11 under the Securities Act of 1933 and Amendment No. 12 under the Investment Company Act of 1940, File Nos. 333-118218 and 811-08369, filed on July 26, 2007, Accession No.
0000950137-07-010632:


     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

The following financial statements of First SunAmerica Life Insurance Company are included herein:

     -   Report of Independent Registered Public Accounting Firm


     -   Balance Sheet as of December 31, 2007 and 2006



     - Statement of Income and Comprehensive Income for the years ended December 31, 2007, 2006 and 2005



     - Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Financial Statements

The following statutory financial statements of American Home Assurance Company are included herein:

     -   Report of Independent Auditors


     - Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2007 and 2006



     - Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2007, 2006 and 2005



     - Statements of Cash Flow for the years ended December 31, 2007, 2006 and 2005


     -   Notes to Statutory Basis Financial Statements

(b) Exhibits


(1)   Resolutions Establishing Separate Account.............................   2
(2)   Custody Agreements....................................................   Not Applicable
(3)   (a)  Form of Distribution Contract....................................   3
      (b)  Form of Selling Agreement........................................   3
(4)   Variable Annuity Contract
      (a)  Seasons Triple Elite Variable Annuity Contract...................   4
      (b)  Death Benefit Endorsement........................................   3
      (c)  Optional Guaranteed Minimum Account Value Endorsement............   3
      (d)  Optional Guaranteed Minimum Withdrawal Benefit Endorsement.......   5
      (e)  Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Endorsement....................................   7
      (f)  Optional Guaranteed Minimum Withdrawal Benefit Maximum
           Anniversary Value Rider (GMWB for Life)..........................   8
      (g)  Optional Guaranteed Minimum Withdrawal Benefit For Two Lives
           Rider (GMWB for Joint Lives).....................................   8
      (h)  Seasons Elite Variable Annuity Contract..........................   9
      (i)  Maximum Anniversary Value Optional Death Benefit Endorsement.....   9
      (j)  Nursing Home Rider...............................................   9
      (k)  Form of Optional Guaranteed Minimum Withdrawal Benefit
           Endorsement (GMWB with Bonus for Single Life)....................   10
      (l)  Form of Optional Guaranteed Minimum Withdrawal Benefit
           Endorsement (GMWB with Bonus for Two Lives)......................   10

(5)   (a)  Application for Contract.........................................   4
(6)   Corporate Documents of Depositor
      (a)  Amended and Restated Certificate of Incorporation................   1
      (b)  Amended and Restated By-laws dated December 19, 2001.............   1
(7)   Reinsurance Contract..................................................   Not Applicable
(8)   Material Contracts
      (a)  Form of American Funds Insurance Series and SunAmerica Series       To Be Filed By
           Trust Master-Feeder Fund Participation Agreement.................   Amendment
      (b)  Form of Fidelity Variable Insurance Products Trust Fund             To Be Filed By
           Participation Agreement..........................................   Amendment
      (c)  Form of T. Rowe Price Equity Series, Inc. Fund Participation        To Be Filed By
           Agreement........................................................   Amendment
      (d)  Form of Seasons Series Trust Fund Participation Agreement........   3
(9)   (a)  Opinion of Counsel and Consent of Depositor......................   4
      (b)  Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
           Counsel to American Home Assurance Company.......................   7
(10)  Consent of Independent Registered Public Accounting Firm..............   Filed Herewith
(11)  Financial Statements Omitted from Item 23.............................   Not Applicable
(12)  Initial Capitalization Agreement......................................   Not Applicable
(13)  Other
      (a)  Diagram and Listing of All Persons Directly or Indirectly
           Controlled By or Under Common Control with First SunAmerica Life
           Insurance Company, the Depositor of Registrant...................   Filed Herewith
      (b)  Power of Attorney
           (i)  First SunAmerica Life Insurance Company Directors...........   Filed Herewith
           (ii) American Home Assurance Company Directors...................   Filed Herewith
      (c)  Support Agreement of American International Group, Inc...........   6
      (d)  General Guarantee Agreement by American Home Assurance Company...   6
      (e)  Notice of Termination of Guarantee as Published in The Wall
           Street Journal on December 28, 2007..............................   11


---------------

 1 Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No.
   7, File Nos. 033-85014 and 811-08810, filed on January 30, 1998, Accession No. 0000950148-98-000132.

 2 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-118218 and 811-08369, filed on December 9, 2004, Accession No. 0001193125-04-210437.

 3 Incorporated by reference to Initial Registration Statement, File Nos.
   333-116026 and 811-08369, filed on May 28, 2004, Accession No.
   0001193125-04-096250.

 4 Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No.
   1, File Nos. 333-116026 and 811-08369, filed on February 1, 2005, Accession No. 0001193125-05-016305.

 5 Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No.
   2, File Nos. 333-116026 and 811-08369, filed on April 25, 2005, Accession No. 0001193125-05-083915.

 6 Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No.
   3, File Nos. 333-116026 and 811-08369, filed on August 29, 2005, Accession No. 000950129-05-008800.

 7 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No.
   7, File Nos. 333-102137 and 811-08810, filed on October 21, 2005, Accession No. 000950129-05-009958.


 8 Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No.
   7, File Nos. 333-118218 and 811-08369, filed on May 1, 2006, Accession No. 0000950129-06-004662.



 9 Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No.
   9, File Nos. 333-118218 and 811-08369, filed on September 21, 2006, Accession No. 0000950124-06-005438.



10 Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No.
   10, File Nos. 333-118218 and 811-08369, filed on February 13, 2007, Accession No. 0000950124-07-000028.



11 Incorporated by reference to Post-Effective Amendment No. 15 and Amendment
   No. 16, File Nos. 333-102137 and 811-08810, filed on January 31, 2008,
   Accession No. 0000950148-08-000027.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

(a) The officers and directors of First SunAmerica Life Insurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                                                   POSITION
----                                                                   --------
Jay S. Wintrob...................................  Director, Chief Executive Officer and President
Michael J. Akers(2)..............................  Director and Senior Vice President
N. Scott Gillis(1)...............................  Director, Senior Vice President and Chief
                                                   Financial Officer
Jana W. Greer(1).................................  Director and Executive Vice President
Bruce R. Abrams(2)...............................  Director and Executive Vice President
Christine A. Nixon...............................  Director, Senior Vice President and Secretary
M. Bernard Aidinoff(5)...........................  Director
Patrick J. Foley(6)..............................  Director
Cecil C. Gamwell III(7)..........................  Director
Jack R. Harnes(8)................................  Director
David L. Herzog(3)...............................  Director
John I. Howell(9)................................  Director
Christopher J. Swift(3)..........................  Director
Stewart R. Polakov(1)............................  Senior Vice President and Controller
Edwin R. Raquel(1)...............................  Senior Vice President and Chief Actuary
Mallary L. Reznik................................  Senior Vice President and General Counsel
Timothy W. Still(1)..............................  Senior Vice President
Gavin D. Friedman................................  Vice President and Deputy General Counsel
William T. Devanney, Jr..........................  Vice President
Roger E. Hahn(4).................................  Vice President
Tracey E. Harris(2)..............................  Vice President
Rodney A. Haviland(1)............................  Vice President
Sharla A. Jackson(10)............................  Vice President
Frank J. Julian(1)...............................  Vice President and Chief Compliance Officer
Michelle H. Powers(2)............................  Vice President
Stephen J. Stone(1)..............................  Vice President
Monica F. Suryapranata(1)........................  Vice President and Variable Annuity Product
                                                   Controller
Edward T. Texeria(1).............................  Vice President
Virginia N. Puzon................................  Assistant Secretary

---------------

 (1) 21650 Oxnard Street, Woodland Hills, CA 91367

 (2) 2929 Allen Parkway, Houston, TX 77019

 (3) 70 Pine Street, New York, NY 10270

 (4) 2727 Allen Parkway, Houston, TX 77019

 (5) Sullivan & Cromwell, 125 Broad Street, New York, NY 10004

 (6) 130 Water Street, New York, NY 10005

 (7) 419 West Beach Road, Charlestown, RI 02813

 (8) 64 South Quaker Hill Road, Pawling, NY 12564

 (9) 148 Wellington Lane, Springfield Center, NY 13468

(10) 205 East 10th Street, Amarillo, TX 79101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-08-002280, filed February 28, 2008.


ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 15, 2008 the number of Seasons Triple Elite and Seasons Elite contracts funded by FS Variable Annuity Account Five was 339, of which 203 were qualified contracts and 136 were non-qualified contracts.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

FIRST SUNAMERICA LIFE INSURANCE COMPANY

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Third Article of the Company's Amended and Restated Certificate of Incorporation and Article Fifteen of the Company's parent, AIG Retirement Services, Inc., By-Laws provide for the indemnification of directors and officers to the full extent required or permitted by the law, including the advance of expenses under the procedures set forth herein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

    AIG SunAmerica Life Assurance Company -- Variable Separate Account
     AIG SunAmerica Life Assurance Company -- Variable Annuity Account One AIG SunAmerica Life Assurance Company -- Variable Annuity Account Two AIG SunAmerica Life Assurance Company -- Variable Annuity Account Four

        AIG SunAmerica Life Assurance Company -- Variable Annuity Account Five AIG SunAmerica Life Assurance Company -- Variable Annuity Account Seven
AIG SunAmerica Life Assurance Company -- Variable Annuity Account Nine
First SunAmerica Life Insurance Company -- FS Variable Separate Account
First SunAmerica Life Insurance Company -- FS Variable Annuity Account One First SunAmerica Life Insurance Company -- FS Variable Annuity Account Two First SunAmerica Life Insurance Company -- FS Variable Annuity Account Five First SunAmerica Life Insurance Company -- FS Variable Annuity Account Nine
AIG Series Trust
SunAmerica Series Trust
SunAmerica Equity Funds
SunAmerica Income Funds
SunAmerica Focused Series, Inc.
SunAmerica Money Market Funds, Inc.
SunAmerica Senior Floating Rate Fund, Inc.

(b) Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                                               POSITION
------------------                                               --------
Peter A. Harbeck.............................  Director
James T. Nichols.............................  Director, President & Chief Executive Officer
William J. Kuzmich(1)........................  Director
Debbie Potash-Turner.........................  Senior Vice President & Chief Financial
                                               Officer
Frank Curran.................................  Controller
Joseph D. Neary..............................  Chief Compliance Officer
John T. Genoy................................  Vice President
Mallary L. Reznik(2).........................  Vice President
Kathleen S. Stevens..........................  Manager, Compliance
Christine A. Nixon(2)........................  Secretary
Virginia N. Puzon(2).........................  Assistant Secretary


---------------

 * Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of each of the above individuals is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


(1) Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367.



(2) Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.


(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

GENERAL REPRESENTATIONS

The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.

UNDERTAKINGS OF THE REGISTRANT

Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FS Variable Annuity Account Five certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 and Amendment No. 13 to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 25th day of April, 2008.

                                        FS VARIABLE ANNUITY ACCOUNT FIVE
                                        (Registrant)

                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                        COMPANY

                                        By:       /s/ JAY S. WINTROB
                                          --------------------------------------
                                                     JAY S. WINTROB,
                                                 CHIEF EXECUTIVE OFFICER

                                        By: FIRST SUNAMERICA LIFE INSURANCE
                                        COMPANY
                                        (Depositor)

                                        By:       /s/ JAY S. WINTROB
                                          --------------------------------------
                                                     JAY S. WINTROB,
                                                 CHIEF EXECUTIVE OFFICER

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    SIGNATURE                                      TITLE                          DATE
                    ---------                                      -----                          ----

JAY S. WINTROB*                                      Chief Executive Officer, President      April 25, 2008
------------------------------------------------                 & Director
JAY S. WINTROB                                         (Principal Executive Officer)


BRUCE R. ABRAMS*                                                  Director                   April 25, 2008
------------------------------------------------
BRUCE R. ABRAMS


M. BERNARD AIDINOFF*                                              Director                   April 25, 2008
------------------------------------------------
M. BERNARD AIDINOFF


MICHAEL J. AKERS*                                                 Director                   April 25, 2008
------------------------------------------------
MICHAEL J. AKERS


PATRICK J. FOLEY*                                                 Director                   April 25, 2008
------------------------------------------------
PATRICK J. FOLEY


CECIL C. GAMWELL III*                                             Director                   April 25, 2008
------------------------------------------------
CECIL C. GAMWELL III

                    SIGNATURE                                      TITLE                          DATE
                    ---------                                      -----                          ----


N. SCOTT GILLIS*                                        Senior Vice President, Chief         April 25, 2008
------------------------------------------------        Financial Officer & Director
N. SCOTT GILLIS                                        (Principal Financial Officer)


JANA W. GREER*                                                    Director                   April 25, 2008
------------------------------------------------
JANA W. GREER


JACK R. HARNES*                                                   Director                   April 25, 2008
------------------------------------------------
JACK R. HARNES


DAVID L. HERZOG*                                                  Director                   April 25, 2008
------------------------------------------------
DAVID L. HERZOG


JOHN I. HOWELL*                                                   Director                   April 25, 2008
------------------------------------------------
JOHN I. HOWELL


CHRISTINE A. NIXON*                                               Director                   April 25, 2008
------------------------------------------------
CHRISTINE A. NIXON


CHRISTOPHER J. SWIFT*                                             Director                   April 25, 2008
------------------------------------------------
CHRISTOPHER J. SWIFT


STEWART R. POLAKOV*                                      Senior Vice President and           April 25, 2008
------------------------------------------------                 Controller
STEWART R. POLAKOV                                     (Principal Accounting Officer)


/s/ MANDA GHAFERI                                             Attorney-in-Fact               April 25, 2008
------------------------------------------------
*MANDA GHAFERI

American Home Assurance Company has caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and State of New York, on the 25th day of April, 2008.



                                        By: AMERICAN HOME ASSURANCE COMPANY



                                        By:      /s/ ROBERT S. SCHIMEK

                                          --------------------------------------


                                            ROBERT S. SCHIMEK



                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER



This Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                    SIGNATURE                                       TITLE                          DATE
                    ---------                                       -----                          ----

KRISTIAN PHILIP MOOR*                                       Director and Chairman             April 25, 2008
------------------------------------------------
KRISTIAN PHILIP MOOR


JOHN QUINLAN DOYLE*                                        Director and President             April 25, 2008
------------------------------------------------
JOHN QUINLAN DOYLE


ROBERT S. SCHIMEK*                                   Director, Chief Financial Officer,       April 25, 2008
------------------------------------------------     Senior Vice President and Treasurer
ROBERT S. SCHIMEK


MERTON BERNARD AIDINOFF*                                          Director                    April 25, 2008
------------------------------------------------
MERTON BERNARD AIDINOFF


CHARLES H. DANGELO*                                               Director                    April 25, 2008
------------------------------------------------
CHARLES H. DANGELO


DAVID NEIL FIELDS*                                                Director                    April 25, 2008
------------------------------------------------
DAVID NEIL FIELDS


KENNETH VINCENT HARKINS*                                          Director                    April 25, 2008
------------------------------------------------
KENNETH VINCENT HARKINS


DAVID LAWRENCE HERZOG*                                            Director                    April 25, 2008
------------------------------------------------
DAVID LAWRENCE HERZOG


ROBERT EDWARD LEWIS*                                              Director                    April 25, 2008
------------------------------------------------
ROBERT EDWARD LEWIS


WIN JAY NEUGER*                                                   Director                    April 25, 2008
------------------------------------------------
WIN JAY NEUGER


NICHOLAS SHAW TYLER*                                              Director                    April 25, 2008
------------------------------------------------
NICHOLAS SHAW TYLER


NICHOLAS CHARLES WALSH*                                           Director                    April 25, 2008
------------------------------------------------
NICHOLAS CHARLES WALSH

                    SIGNATURE                                       TITLE                          DATE
                    ---------                                       -----                          ----


MARK TIMOTHY WILLIS*                                              Director                    April 25, 2008
------------------------------------------------
MARK TIMOTHY WILLIS


By:     /s/ ROBERT S. SCHIMEK                                 Attorney-in-Fact                April 25, 2008
        ------------------------------------------
        *ROBERT S. SCHIMEK

                                 EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
(10)           Consent of Independent Registered Public Accounting Firm
(13)(a)        Diagram and Listing of All Persons Directly or Indirectly
               Controlled or Under Common Control with First SunAmerica
               Life Insurance Company, the Depositor of Registrant
(13)(b)(i)     Power of Attorney -- First SunAmerica Life Insurance Company
               Directors
(13)(b)(ii)    Power of Attorney -- American Home Assurance Company
               Directors